Exhibit 10.21

LEASE

AGREEMENT OF LEASE, made this 7th day of August, 2013, by and between

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE, TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO, ELENA I. ARREDONDO, FABIOLA R. ARREDONDO, MARISA V. ARREDONDO, TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO, TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO AND TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

c/o ARREDONDO HOLDINGS, 35 Field Point Circle, Greenwich, Connecticut 06830

(hereinafter referred to collectively as “Lessor”)

and

SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership

6467 Main Street, Buffalo, New York 14221

(hereinafter referred to as “Lessee”)

W I T N E S S E T H:

In exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee covenant and agree as follows:

1.	PREMISES

1.1 Lessor, in consideration of the Rent (as hereinafter defined) and of the covenants, conditions and agreements herein contained, and in consideration of a non-refundable $500 payment to be made by Lessee to Lessor following the full execution of this Lease, does hereby lease unto Lessee, and Lessee does hereby lease from Lessor, real property consisting of land, and all buildings and improvements, including 129,460± square feet of indoor self storage space, owned by Lessor and located at 65 West John Street, Hicksville, New York 11801, which real property is legally described in attached Exhibit “A” (collectively “Premises”). Lessee may utilize any personal property located on the Premises at no charge. Lessor and Lessee acknowledge and agree that as of the Commencement Date (as hereinafter defined) Lessee shall have the full and exclusive right to use, occupy, possess, operate and control the Premises, including the entire self storage facility on the Premises, subject to the Leases (as hereinafter defined) and covenants, easements and agreements of record (which covenants, easements and agreements may be raised by Lessee as title objections pursuant to Section 8 hereof).

1.2 This Lease is contingent upon Lessee entering into three (3) other leases involving self storage properties located at One Executive Boulevard, Farmingdale, New York, 15-19 Kenosia Avenue and 21-25 Kenosia Avenue, Danbury, Connecticut and 1525 Boston Post Road, Milford, Connecticut. See also Section 5.10 of this Lease.

2.	USE OF PREMISES

Lessee is hereby granted the right to use the Premises during the Term (as hereinafter defined) for the following purposes, and for no other purposes without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed: Use and operation of a self storage facility, and all incidental, ancillary and related uses, including but not limited to offices, sales of customary self storage merchandise and the leasing of vehicles, vans and trucks. Subject to compliance with applicable governmental regulations and receipt of Lessor’s consent which shall not be unreasonably withheld, conditioned or delayed, Lessee may also sublease portions of the Premises for purposes such as billboards and cell communications without violating this Section 2.

3.	TERM/LEASES/LIABILITIES

3.1 The term of this Lease shall be for a period of fifteen (15) years and two (2) months (“Term”) commencing on November 1, 2013 (“Commencement Date”) and expiring on December 31, 2028, subject to the contingencies set forth in Sections 5.4 and 5.5 hereof.

3.2 Lessee shall be responsible for and shall obtain any and all licenses and permits which may be necessary or required for Lessee’s use, occupancy and operation of the Premises as a self storage facility, provided however, from and after the Commencement Date, Lessee shall have the benefit of any licenses, permits, variances, approvals and certificates, including all certificates of occupancy, if any, with respect to the Premises in existence as of the date hereof (each a “Permit” and collectively “Permits”).

3.3 Lessor hereby assigns to Lessee effective as of the Commencement Date, all of the self storage leases, occupancy agreements, rental agreements pertaining to the Premises (each a “Lease” and collectively “Leases”), and the right to receive all rents, additional rents and other sums due under the Leases. Beginning as of the Commencement Date, Lessee shall have the right to enter into new leases/subleases, occupancy agreements and rental agreements (all of which will become part of the Leases) with respect to the Premises consistent with Lessee’s commercially reasonable practice, including the use of Lessee’s standard form of self storage lease.

3.4 Lessor hereby assigns to Lessee effective as of the Commencement Date, and Lessee shall assume as of the Commencement Date, the existing service contracts of Lessor including those existing service contracts of the current owner and/or current manager of the Premises that (i) were assigned to and assumed by Lessor or (ii) Lessor acquired the Premises subject to (each a “Contract” and collectively “Contracts”) provided that (a) Lessor has provided Lessee with complete copies of, and all amendments to, all of the Contracts (it being agreed that Lessee shall not be obligated to assume any Contract that Lessee has not received) and (b) Lessee’s assumption of Contracts shall be only with respect to those obligations under the Contracts which first arise from and after the Commencement Date. Lessor and Lessee shall indemnify one another respecting the Contracts assigned to and assumed by Lessee pursuant to Section 3.7 hereof. Promptly following the full execution hereof, Lessor and Lessee shall review all of the Contracts.

3.5 Lessee shall not be obligated to assume or be responsible for the obligations under the existing management agreements affecting the Premises. Lessor shall use good faith efforts to terminate the existing management agreement for the Premises, which termination shall be effective no later than the Commencement Date.

3.6 Lessor shall use good faith commercially reasonable efforts to remove all Westy signage at the Premises, as well as all Westy-branded inventory by, and the removal of the same shall be a condition precedent to the occurrence of, the Commencement Date (provided that Lessee, and only Lessee, may waive such condition precedent). To the extent that Westy signage and/or Westy-branded inventory has not been removed from the Premises by the Commencement Date, Lessee may remove the same. Lessee shall not use any Westy-branded forms or Westy manuals. Upon the Commencement Date, Lessee shall have the right to retain and use the local telephone numbers and fax numbers currently used at and for the Premises, to the extent same may be transferred to Lessee. Prior to the Commencement Date, Lessor shall ensure that all references to the Premises are removed from any existing internet website of Lessor, Lessor’s predecessor in title (Hicksville Project LLC), Arredondo & Co., and any manager of the Premises, including the website known as http://www.westy.com and all other websites used for the Westy storage business, as provided in the agreement pursuant to which Lessor will be acquiring the Premises. Lessor shall cooperate reasonably with Lessee in connection with the transfer by Lessor to Lessee of customer lists and related information respecting the tenants of the Premises, all of which shall be a condition precedent to the occurrence of the Commencement Date (provided that Lessee, and only Lessee, may waive such condition precedent). Lessor shall not transfer to Lessee any of Lessor’s or Westy’s forms, manuals, intellectual property, trade secrets, computer software or any drawings, plans or specifications regarding building construction; provided, however, that copies of such drawings, plans and specifications, to the extent in Lessor’s possession, shall be provided by Lessor to Lessee prior to the Commencement Date for informational purposes only, except as necessary to operate, repair and maintain the Premises. Attached hereto as Exhibit E is a notice that is to be sent or delivered by Hicksville Project LLC, Arredondo & Co., Westy or any manager of the Premises to the tenants of the Premises. As of the Commencement Date, Lessee may also send notices and/or letters to tenants of the Premises advising the tenants of Lessee’s interest in the Premises and that rents shall be sent to Lessee, and Lessee shall provide a draft of such letter to Lessor at least five (5) business days prior to the date that Lessee intends to send or deliver such letter to tenants of the Premises (which letter must be reasonably acceptable to Lessor).

3.7 Lessee shall not assume, be bound by, be obligated to pay, perform, discharge or be liable for any liabilities or obligations of Lessor (or any person or entity comprising Lessor) of any kind or nature whatsoever, whether accrued, absolute, contingent or otherwise, and Lessor shall remain solely responsible for, all liabilities and obligations of Lessor respecting the Premises, the Leases, the Permits, the Contracts, and Lessor’s telephone numbers, fax numbers and yellow page advertisements that (a) exist as of, or that accrued prior to, the Commencement Date, including but not limited to all utility charges and taxes (such as, without limitation, real property taxes, sales tax, excise taxes and use taxes) and (b) are not expressly assumed by Lessee hereunder (each an “Excluded Liability” and collectively the “Excluded Liabilities”). Lessee shall only be responsible for obligations first arising from and after the Commencement Date under any Permit, Contract or

Lease that are expressly assigned to and expressly assumed by Lessee hereunder (“Assumed Obligations”). The Assumed Obligations shall not include any obligation or liability of Lessor (or any person or entity comprising Lessor or any predecessor Lessor) arising out of any breaches or defaults by Lessor (or any person or entity comprising Lessor) under any of the Permits, Contracts or Leases, or arising out of any obligation which Lessor (or any person or entity comprising Lessor or any predecessor of Lessor) were to have performed or discharged thereunder prior to the Commencement Date. Lessee shall indemnify and defend Lessor and shall hold Lessor harmless from all claims, liabilities, damages, losses and expenses (including attorneys’ fees and court costs) arising out of breaches by Lessee of Assumed Obligations which occur on or after the Commencement Date. Lessor shall indemnify and defend Lessee and shall hold Lessee harmless from all claims, liabilities, damages, losses and expenses (including attorneys’ fees and court costs) arising out of (A) breaches of obligations under the Permits, Contracts and Leases arising before the Commencement Date and (B) the Excluded Liabilities. The obligations in this Section 3.7 shall survive the expiration of the Term or earlier termination of this Lease.

3.8 Upon the expiration of the Term or earlier termination of this Lease (a) Lessee shall quit and surrender the Premises to Lessor, broom clean, in good order and condition as required by the Lease, (b) Lessee shall remove from the Premises all of Lessee’s personal property and (c) all Permits, Contracts (that were assumed by Lessee) and Leases shall automatically be deemed to have been reassigned by Lessee to Lessor, and assumed by Lessor, without any further action (provided that Lessee at Lessor’s request shall deliver a written confirmation of such reassignment to Lessor).

3.9 Until the Commencement Date, Lessor shall use good faith commercially reasonable efforts to (and if Lessor is not the owner of the Premises, Lessor shall request such owner and any manager to) continue to operate the Premises as a self storage facility in the ordinary course of commercially reasonable business consistent with past practice. It shall be a condition precedent to the occurrence of the Commencement Date (which condition precedent may be waived by Lessee, and only by Lessee) that subsequent to the expiration of the Inspection Period neither Lessor nor any of the persons or entities comprising Lessor shall (and Lessor shall request that the current owner and manager of the Premises not) to the extent the same would have a material adverse effect on the Premises or the operation thereof as determined by Lessee in Lessee’s reasonable discretion (a) enter into any new leases, rental agreements or occupancy agreements affecting the Premises (except prior to the Commencement Date with respect to self storage leases in the ordinary course of commercially reasonable business consistent with past practice), (b) sell, or enter into any leases affecting, any of the personal property at the Premises, (c) terminate or modify any Leases (except prior to the Commencement Date with respect to self storage leases in the ordinary course of commercially reasonable business consistent with past practice), (d) enter into any one (1) or more power purchase agreements, energy contracts or similar agreements (collectively “Power Purchase Agreements”), (e) enter into any new service contracts that cannot be terminated on 30 days or less notice without penalty or premium, (f) modify or terminate any Permits or Contracts assumed by Lessee, (g) apply for any variance, certificate, permit, approval, or a change of the present zoning classification of the Premises or (h) create, permit or allow any encumbrance on the Premises (the term “encumbrance” shall include, without limitation, any lien, claim, option, right of first refusal, right of first offer, encroachment, right-of-way, easement, covenant, condition, restriction, mortgage, deed of trust, assignment of rents, judgment or mechanic’s lien). If Lessor (or any person or entity comprising Lessor) becomes aware of the occurrence of any one (1) or more of the events set forth in subsections (a) through (h) above in this Section 3.9 prior to the expiration of the Inspection

Period, Lessor shall provide prompt written notice to Lessee (“Lessor’s Notice”). If Lessee becomes aware of the occurrence of any one (1) or more of the events set forth in subsections (a) through (h) above in this Section 3.9 prior to the Commencement Date via Lessor’s Notice or otherwise, Lessee may terminate this Lease on written notice to Lessor by the later of (i) the end of the Inspection Period or (ii) five (5) business days following either Lessee’s receipt of Lessor’s Notice or Lessee’s becoming aware of any one (1) or more of the aforementioned (a) through (h) events. In the event that between the expiration of the Inspection Period and the Commencement Date, the Premises are not operated as a self storage facility, in the ordinary course of commercially reasonable business consistent with past practice in accordance with this Section 3.9, or in the event that any one (1) or more of subsections (a) through (h) in this Section 3.9 occurs to the extent the same would have a material adverse effect on the Premises or the operation thereof as determined by Lessee in Lessee’s reasonable discretion, Lessee may terminate this Lease on written notice to Lessor on or prior to the Commencement Date, and, provided such contingencies are not satisfied because of any acts of Lessor in violation of this Lease, upon such termination Lessor shall promptly reimburse Lessee in an amount equal to the documented reasonable out-of-pocket costs and expenses incurred by Lessee in connection with this Lease and its due diligence investigations of the Premises (including attorney’s fees) as its sole and exclusive remedy.

3.10 Provided Lessee is not in default beyond the expiration of applicable grace, notice and cure periods, neither the Premises (nor any portion thereof) may be listed or offered for sale or lease by Lessor (or any person or entity comprising Lessor, or any agent of any of them), nor may any third party offer involving all or any portion of the Premises be sought or solicited by Lessor (or any person or entity comprising Lessor, or any agent of any of them), until after the expiration of the Option Period (provided that Lessee has not exercised the Purchase Option). Provided Lessee is not in default beyond the expiration of applicable grace, notice and cure periods, until the Option Period expires (provided that Lessee has not exercised the Purchase Option), neither Lessor nor any person or entity comprising Lessor, may accept or enter into any option, right of first refusal, letter of intent, memorandum of understanding, lease (except as expressly provided herein), agreement, offer or contract respecting the Premises. If Lessee exercises the Purchase Option and pending closing thereunder, neither Lessor nor any person or entity comprising Lessor shall undertake any one (1) or more of the actions described in this Section 3.10.

3.11 Lessee has no right to extend the Term of this Lease.

3.12 In the event Lessee remains in the Premises beyond the expiration of the Term, or beyond an earlier termination of this Lease, such holding over shall not constitute a renewal of this Lease or an extension of the Term and Lessee will pay Lessor for each month and for each portion of any month during which Lessee holds over in the Premises after expiration or sooner termination of the Term of this Lease a sum equal to two (2) times the Rent and additional rent which was payable during the last month of this Lease. The aforesaid obligations shall survive the expiration or sooner termination of the Term of this Lease.

4.	RENTAL

In consideration of the Premises and the Purchase Option (as hereinafter defined), Lessee covenants and agrees to pay to Lessor, without demand, set-off or deduction whatsoever, annual rent in the amount of $1,647,500 to be paid monthly in the amount of $137,291.67 per month (“Rent”)

beginning on the Commencement Date. Beginning January 1, 2015, Rent shall increase by four percent (4%) per year, calculated on a cumulative and compounded basis. Rent shall be payable in advance on or before the first day of each month, from the Commencement Date through the end of the Term. Rent payments shall be sent to, and shall be made payable to, Arredondo Holdings, 35 Field Point Circle, Greenwich, Connecticut 06830. At the request of Lessor, Rent shall be payable when due by wire transfer of funds to an account designated from time to time by Lessor. The Rent payable hereunder shall be in addition to all other payments to be made by Lessee as hereinafter provided.

5.	OPTION TO PURCHASE/DUE DILIGENCE/CONTINGENCIES

5.1 Provided Lessee is not in default beyond expiration of any applicable grace, notice and cure periods, Lessee shall have the exclusive option from and after November 2, 2014 through June 2, 2016 (“Option Period”) to elect to purchase the Premises and the personal property therein (“Purchase Option”), in Lessee’s sole discretion, at and for a purchase price equal to $32,950,000. Lessee may exercise the Purchase Option by providing written notice to Lessor on or before June 2, 2016 but in no event sooner than November 2, 2014. In the event that Lessee exercises the Purchase Option (a) the closing shall occur on or about ninety (90) days following the date of Lessee’s exercise of the Purchase Option; provided, however, that the closing shall occur no earlier than February 2, 2015 and (b) the terms of purchase and sale set forth in attached Exhibit “B” shall automatically govern and be binding upon Lessor and Lessee (“Purchase Agreement”). In the event that Lessee exercises the Purchase Option, this Lease will be deemed to have expired on the date that Lessee acquires title to the Premises and the personal property therein, and all obligations under this Lease shall terminate except for those that expressly survive termination hereof and expiration of the Term. The Purchase Option shall run with the Premises, and shall bind all successors, assigns, heirs, distributees, executors, administrators, personal representatives, trustees, beneficiaries, grantees, mortgagees and transferees of Lessor. If prior to or after the exercise of the Purchase Option by Lessee, for any reason (including without limitation the acts or omissions Lessor, parties claiming by or through Lessor and/or the current owner or current manager of the Premises but excluding acts or omissions of Lessee) the Purchase Option is or becomes unenforceable, or if the Purchase Option is deemed to be inferior in priority to any subsequent holder of an interest in the Premises or any part thereof (such as any one or more future owners, grantees, lessees, lienors, transferees or mortgagees of the Premises) or if any one or more future owners, grantees, lessees, lienors, transferees or mortgagees of the Premises (or any part thereof) are not fully bound by the Purchase Option (for example, if the unenforceability, subordination, extinguishment, potential extinguishment or non-binding nature of the Purchase Option arose out of any sale, conveyance, lease, transfer or mortgage of all or any part of the Premises), Lessee may specifically enforce its right to exercise the Purchase Option and its right to compel and specifically enforce the transfer and conveyance of the Premises and personal property to Lessee; provided, however, if either or both of the aforementioned specific performance remedies are not enforceable or are otherwise unavailable to Lessee, Lessee may terminate this Lease by providing written notice to Lessor. Nothing in this Section 5.1 (or elsewhere in this Lease) shall be construed to be a waiver by Lessee of any of Lessee’s rights or remedies with respect to the Purchase Option, in law or equity, and Lessee fully reserves all of its rights and remedies; provided, however, Lessee may only sue Lessor for damages if Lessor made the remedy of specific performance unavailable by Lessor’s act or acts.

5.2 Beginning upon the date of full execution and delivery hereof, Lessee shall have until 11:59 p.m. Eastern Time on September 16, 2013 (“Inspection Period”) within which to conduct at its sole cost and expense due diligence investigations, inspections and reviews of the Premises, the scope of which Lessee shall determine. On prior notice to Lessor, Lessee shall be allowed to enter and access the Premises and, subject to the provisions of this Lease, the right to review all due diligence information described herein even if Lessor does not own the Premises or the due diligence information; and Lessor hereby agrees to indemnify, defend and hold Lessee harmless from and against any and all claims by the current owner and/or current manager, including damages, liabilities, losses and expenses (including attorney’s fees) arising out of Lessee’s entry upon the Premises and review of the due diligence materials. In regard to Lessee’s surveyors having access to the Premises, Lessee will instruct the surveyors to contact Lessor’s counsel and/or Carlos A. Arredondo for purposes of accessing the Premises, and such access shall not be delayed. The effectiveness of this Lease is contingent upon Lessee satisfying itself (in Lessee’s sole and absolute discretion) that the Premises are acceptable to Lessee, including (without limitation) that all of the information (including financial information) received by Lessee respecting the Premises is acceptable to Lessee. Lessee may inspect the Premises to conduct its due diligence review. On prior notice to Lessor, Lessee and its agents, contractors and employees shall have access to the Premises (and all records and other information related to the Premises as set forth on Exhibit C shall be made available to, or shall be provided to, Lessee by Lessor). The examinations shall be conducted during business hours, from time to time, and subject to the rights of tenants, and shall not under any circumstances compromise or affect the structural integrity of the Premises. Lessee may have the Premises surveyed without Lessor’s prior approval. Lessee must obtain Lessor’s prior written approval of the scope and method of any physically intrusive environmental inspection, testing or investigation of the Premises (other than a Phase I environmental inspection which Lessee may obtain in its sole discretion) including, without limitation, any inspection which would involve taking subsurface borings or related investigations, and any inspection which would alter the physical condition of the Premises. Lessor and its representatives, agents, and/or contractors shall have the right to be present during any testing, investigation, or inspection of the Premises. In no event shall Lessee or any of its agents, representatives or independent contractors contact any tenant at the Premises, any governmental agencies having jurisdiction over the Premises (except for a status of notices of violations, if any, and a confirmation of the zoning status of the Premises by Lessee and/or through a zoning report Lessee may order from Bock & Clark, and the existence of the certificates of occupancy or their equivalent), or Lessor’s vendors directly without Lessor’s prior written approval. Lessor shall provide to Lessee the information on Exhibit “C” attached hereto (in Lessee’s Buffalo, New York office Attention: Sandra L. Herberger), electronically or by hard copy within one (1) business day after receipt of the same from the current owner, which information Lessor shall seek and demand as soon as Lessor has the right to do so.

5.3 Lessor shall provide reasonable cooperation with respect to Lessee’s investigations, inspections and reviews hereunder. If the Premises (or any investigation, inspection or review conducted by Lessee hereunder) is unsatisfactory to Lessee, in Lessee’s sole and absolute discretion, Lessee may (for any reason or no reason) terminate this Lease by providing written notice to Lessor prior to the end of the Inspection Period, TIME BEING OF THE ESSENCE. Lessor’s failure to deliver to Lessee any of the above items within the period provided shall not result in the extension of the Inspection Period, and Lessee’s sole remedy therefor shall be Lessee’s right to terminate this Lease by delivering written notice thereof to Lessor on or prior to the expiration of the Inspection Period. All information provided by Lessor to Lessee or obtained by Lessee relating to the Premises in the course of Lessee’s review, including, without limitation, any environmental assessment or audit, if any (collectively, the “Reports”) shall be treated as confidential information by Lessee and Lessee shall instruct all of its employees, agents, representatives, and contractors (collectively, “Lessee Representatives”) as to the confidentiality of all such information. Unless and until Lessee acquires title to the Premises, Lessee shall maintain the confidentiality of such information, and shall require Lessee Representatives not to disclose any such information to any other party. Lessor shall be entitled, without the requirement of posting a bond or other security, to specific performance and injunctive or other equitable relief in the event of any such breach or threatened breach. Notwithstanding the foregoing, the confidentiality requirement set forth above shall not apply to (a) information already in the public domain, (b) information already disclosed to others as non-confidential by Lessor, the current owner of the Premises, the current manager of the Premises or any agent or employee of any of them or (c) information that must be disclosed pursuant to applicable law, order or governmental demand. Lessee may share all information and Reports with its attorneys, brokers, insurers, title insurers, surveyors, accountants, lenders and other consultants provided Lessee informs them of the confidential nature of this information.

5.4 Lessee’s obligations hereunder are subject to, contingent upon and conditioned upon (i) Lessee receiving financial assistance through payment-in-lieu-of tax agreements (“PILOT”) and related documentation acceptable to Lessee, in Lessee’s sole discretion, as evidenced by a final inducement resolution from the Nassau County Industrial Development Agency (the “IDA”), (ii) the approval of this Lease and the transactions described herein by the Board of Directors of Lessee’s corporate general partner, and (iii) the agreement of IDA, Lessor and Lessee as to form and substance of the documents and instruments to be executed and delivered by Lessor in connection with the financial assistance from IDA to Lessee (the “IDA Documents”); provided however, (x) Lessor and/or Lessee will execute IDA Documents that are reflective of Lessee’s option to purchase the Premises prior to September 2, 2016 (as set forth in Section 5.1 above), (y) Lessor and/or Lessee will not execute any IDA related documents that after September 2, 2016 will (a) transfer Lessor’s title to the IDA or (b) encumber Lessor’s title to the Premises in such a way that would negatively affect the marketability of title to the Premises other than a sublease and sub-sublease arrangements with the IDA and Lessor will consider in good faith an execution and delivery of a mortgage securing the PILOT payments which is the equivalent of a lien for unpaid real property taxes, and any customary amendments in connection with the transfer of title to Lessee in the event that Lessee exercises and closes on the Purchase Option (all of which IDA documentation will be reviewed and agreed upon in good faith by Lessor, Lessee and the IDA during the Inspection Period) and (z) should Lessee terminate the Lease for any reason or the Lease is otherwise terminated (other than in connection with the closing under the Purchase Option), any responsibility by the Lessor or the Premises to the IDA must be simultaneously extinguished by the Lessee (with such obligation to survive the aforementioned termination of the Lease). The aforementioned contingencies are for the exclusive benefit of Lessee, and if they are not satisfied Lessee may terminate this Lease by providing written notice to Lessor prior to the end of the Inspection Period, TIME BEING OF THE ESSENCE, and if Lessee fails to do so all of the contingencies with respect to the PILOT, the IDA and, except as provided in the following sentence, Lessor’s obligation to execute any documents and instruments in connection therewith shall be deemed waived by Lessee and all references to the PILOT and the IDA in this Lease shall be deemed deleted. Notwithstanding the provisions of the preceding sentence, Lessor agrees at Lessee’s request to execute those IDA Documents that have been previously approved by Lessor in accordance with this paragraph. Lessor shall reasonably cooperate with Lessee, and shall furnish Lessee with all information and materials reasonably requested by Lessee to the extent in Lessor’s possession, including information and materials as may be required by Lessee’s auditors and/or in connection with (a) requirements of the Securities and Exchange Commission and any public filing required, applicable to Lessee and/or its affiliates and (b) Lessee’s seeking of financial assistance from the IDA. Lessee shall pay all fees in connection with the financial assistance sought by Lessee from the IDA as described above. Subject to the confidentiality provisions set forth in this Lease which do not prohibit disclosure to the IDA or its counsel or other advisors, Lessee may make, any disclosures required or appropriate in connection with all of the foregoing.

5.5 Lessor intends to acquire the Premises from Hicksville Project LLC on or before the Commencement Date. Lessee’s obligations under this Lease are expressly subject to, conditioned upon and contingent upon (a) Lessor (and only Lessor) acquiring and holding insurable fee simple title to the Premises as of the Commencement Date; (b) Lessor’s acquisition of the Premises and the personal property therein having been duly authorized by the entity that conveyed the same to Lessor; (c) Lessor furnishing Lessee by the Commencement Date with all necessary approvals, consents and resolutions of the trustees of each trust entity comprising Lessor authorizing the transactions contemplated hereby; (d) Lessor furnishing Lessee with a Non-Disturbance Agreement (as hereinafter defined) by the Commencement Date from all parties holding a Mortgage (as hereinafter defined) encumbering the Premises; (e) all management agreements affecting the Premises having been terminated prior to the Commencement Date; (f) Lessor having cured by the Commencement Date all title objections raised by Lessee that Lessor agrees to cure pursuant to Section 8 hereof, and there having been no change in the status of title to the Premises between the date that Lessee approves of the status of title (if at all) pursuant and subject to Section 8 hereof and the Commencement Date; (g) Lessor having delivered to Lessee the Non-Competition Agreement (as hereinafter defined), the Settlement Statement (as hereinafter defined) with adjustments as of the Commencement Date once prepared and delivered by Lessee’s title insurer and approved by Lessor and Lessee, and the Memorandum of Lease (as hereinafter defined) along with the T.P. 584 and T.P. 584.1 forms and, to the extent required by the IDA, the IDA Documents, all of the foregoing no later than the Commencement Date, (h) following an update of the status of title through the Commencement Date, Lessee having obtained a leasehold title insurance policy, and the IDA having obtained a leasehold title insurance policy and a mortgage title insurance policy insuring the mortgage encumbering the Premises securing the PILOT obligations, all of such policies being effective and paid for by Lessee as of the Commencement Date without any additional liens, encumbrances or exceptions beyond what was disclosed in the initial commitments of title issued to Lessee and the IDA and (i) if the current owner and/or current manager of the Premises delivers to Lessor an updated rent roll, which Lessor shall promptly request from the current owner and current manager of the Premises, Lessor having delivered to Lessee a rent roll certificate, attached to which is a current rent roll, pursuant to which Lessor certifies to Lessee, to Lessor’s knowledge, that the rent roll is accurate and that there are no other tenants at the Premises except those set forth on such rent roll, and a certificate certifying that all of the representations and warranties of Lessor under this Lease are true and correct in all material respects on and as of the Commencement Date except as modified hereby. The aforementioned contingencies are for the exclusive benefit of Lessee, and may be waived by Lessee only, in whole or in part, in writing. In the event that all such contingencies are not satisfied or waived by Lessee in writing (it being understood that subsection (a) of this Section 5.5 respecting Lessor’s ownership of the Premises cannot be waived), Lessee may terminate this Lease by providing written notice to Lessor no later than three (3) business days after the Commencement Date but prior to occupancy of the Premises by Lessee, and, provided such contingencies are not satisfied because of any acts of Lessor in violation of this Lease, upon such termination Lessor shall promptly reimburse Lessee in an amount equal to the documented reasonable out-of-pocket costs and expenses incurred by Lessee in connection with this Lease and its due diligence investigations of the Premises (including attorneys’ fees).

5.6 In the event that Lessee obtains the financial assistance from the IDA described in Section 5.4 hereof, Lessor shall be obligated to execute and deliver the IDA Documents only in form and substance previously agreed to by Lessor, Lessee and IDA.

5.7 It is the parties’ understanding that Lessor intends to acquire the Premises no later than November 1, 2013, and that the Commencement Date will be November 1, 2013. The Commencement Date shall be adjusted to the date that Lessor acquires the Premises if such acquisition occurs after November 1, 2013; provided, however, if Lessor has not acquired fee title to, and has not delivered possession of the Premises to Lessee by, January31, 2014, Lessee may terminate this Lease on written notice to Lessor, and upon such termination Lessor shall promptly reimburse Lessee in an amount equal to the documented reasonable out-of-pocket costs and expenses incurred by Lessee in connection with this Lease and its due diligence investigations of the Premises (including attorneys’ fees). If Lessor shall be unable to deliver possession of the Premises on the date anticipated for the commencement of the Term hereof (i.e. November 1, 2013) because Lessor through no fault of Lessee has not acquired fee title to the Premises, Lessor shall not be subject to any liability, nor shall the validity of this Lease nor the obligations of Lessor or Lessee hereunder be thereby affected, but the rent payable hereunder shall be abated and the Commencement Date extended to the date that Lessor has acquired title to the Premises and given Lessee possession thereof. If by reason of such delay, the Term of this Lease shall commence subsequent to such anticipated Commencement Date of November 1, 2013, the Term of this Lease shall not be deemed extended for the same period and shall expire on December 31, 2028. Notwithstanding the foregoing, and for purposes of avoiding any ambiguity, Lessee may terminate this Lease upon written notice to Lessor in the event that Lessor has not acquired fee title to, and has not delivered Lessee possession of, the Premises by January 31, 2014, and upon such termination Lessor shall promptly reimburse Lessee in an amount equal to the documented reasonable out-of-pocket costs and expenses incurred by Lessee in connection with this Lease and its due diligence investigations of the Premises (including attorneys’ fees).

5.8 It is clearly understood that this Lease is completely net on the part of Lessor with no right of offset on the part of Lessee. It is agreed that all costs, expenses and charges of every kind and nature whatsoever relating to the Premises which first may arise or first become due during the Term of this Lease including, without limitation, those relating to the maintenance, preservation, care, repair, replacement and operation of the Premises (including, without limitation, all costs, expenses and charges for water, sewer, natural gas, electricity, telephone and any other utility used upon or furnished to the Premises) shall be paid and/or performed by Lessee, at Lessee’s sole cost and expense, provided that Lessee shall have no obligation to make any capital repairs or replacements to the buildings, improvements or mechanical systems located at or on the Premises prior to the Commencement Date. All taxes, charges, costs and expenses which Lessee is obligated to pay under any provisions of this Lease together with all interest and penalties that may accrue thereon in the event of Lessee’s failure to pay the same as herein provided, all other costs and expenses for which Lessee is responsible hereunder, which Lessor may suffer or incur, and any and all other sums which may become due, by reason of any default of Lessee or failure on Lessee’s part to comply with the agreements, terms, covenants and conditions of this Lease on Lessee’s part to be performed, and each or any of them, shall be deemed to be additional rent and, in the event of non-payment, Lessor shall have the rights and remedies provided herein in the case of non-payment of Rent.

5.9 In the event that Lessor sells, transfers or conveys the Premises or any portion thereof to a person or entity that is not approved by the IDA (to the extent that such approval is required) and such sale, conveyance or transfer by Lessor invalidates the IDA Documents or causes the loss of any financial assistance represented thereby, including but not limited to any IDA lease, sublease, subsublease or PILOT agreement, then Lessee may terminate this Lease on written notice to Lessor.

5.10 Lessee may not terminate this Lease under any circumstances without also simultaneously terminating the other three (3) leases referred to in Section 1.2 hereof, and any termination of this Lease by Lessee shall be deemed to be a termination of the other three (3) leases. Lessee may exercise the Purchase Option only if it also exercises the purchase options under the other three (3) leases referred to in Section 1.2 hereof, and the closings of the sales of all four (4) transactions shall occur simultaneously.

6.	LESSOR’S WARRANTIES, REPRESENTATIONS AND COVENANTS

6.1 Lessor warrants, represents and covenants to Lessee as follows as of the Commencement Date:

(a) To Lessor’s knowledge, no portion of the Premises is in violation of (i) any law, statute, ordinance, rule, code, regulation or order (including but not limited to zoning ordinances, building codes, Americans with Disabilities Act, or similar state or local law, or Environmental Laws, as hereinafter defined) or (ii) any covenant, easement, right of way or restriction affecting all or any portion of the Premises, which would have a material adverse effect on the operation of the Premises as a self storage facility.

(b) No person or entity comprising Lessor has received any written notice of, nor is there pending, any condemnation proceeding (or transfer in lieu thereof) or foreclosure proceeding (or transfer in lieu thereof) affecting the Premises or any part thereof.

(c) Other than with respect to payment of interest on security deposits, no person or entity comprising Lessor has received any written notice of, nor is there pending, any litigation, claim, action or proceeding against Lessor or any person or entity comprising Lessor, or involving the Premises or any Lease, Contract or Permit, which would have a material adverse effect on the operation of the Premises as a self storage facility.

(d) To Lessor’s knowledge, no Hazardous Materials (as hereinafter defined) are present at, in, on or under the Premises, or any part thereof. No person or entity comprising Lessor has received any notice of or information reflecting any violation of Environmental Laws related to the Premises (or any portion thereof) or the presence or release of Hazardous Materials on or from the Premises (or any portion thereof). No clean up, investigation, remediation, administrative order, consent order, agreement or settlement is in existence with respect to the Premises or any part thereof nor, to the knowledge of Lessor, is any such investigation, remediation, administrative order, consent order, agreement or settlement threatened, planned or anticipated. No person or entity comprising Lessor has engaged in or permitted any release, spill, generation, disposal, storage or handling of any Hazardous Materials on the Premises, or any part thereof. There are no underground storage tanks located on, in or under the Premises. Lessor will give immediate oral and written notice to Lessee of Lessor’s receipt of any notice involving a violation, threat of violation or suspected violation of any one (1) or more Environmental Laws. Lessor has no knowledge of any tenant or occupant at the Premises who may be storing, releasing or generating any Hazardous Materials.

(e) To Lessor’s knowledge, the entity from whom Lessor will acquire title to the Premises is a properly formed entity, in good standing in the State of its formation and the State in which the Premises are located and was duly authorized to convey the Premises to Lessor. Each trust entity comprising Lessor is duly organized, validly existing and in good standing under the laws of the State of its formation and the State in which the Premises are located. Each trust entity comprising Lessor has full power and authority to own, operate and lease the Premises.

(f) Lessor has the full power and authority to enter into this Lease and to perform Lessor’s obligations hereunder. This Lease constitutes and contains legal, valid and binding obligations of Lessor enforceable against Lessor in accordance with its terms.

(g) The financial information given to Lessee by Lessor or any agent of Lessor concerning the Premises and its operation to Lessor’s knowledge is true and correct in all material respects, and fairly represents the stated revenues and operating expenses of and for the Premises.

(h) There are no leases, tenancies or occupancies affecting the Premises except the Leases, all of which have or shall be made available to Lessee for review. All of the Leases are self storage leases, and to Lessor’s knowledge are in full force and effect, have not been terminated, modified or assigned, and have been fully complied with by the landlords and tenants thereunder. There are no commercial leases (such as billboard, retail, cell tower, communications, or office) or residential leases affecting the Premises. There is no person residing on any part of the Premises.

(i) Except with respect to self storage Leases in the ordinary course of commercially reasonable business and consistent with past practice, no tenant is entitled to any alterations, installations, decorations or other similar work (not yet performed) for consideration (not yet given) in connection with its tenancy.

(j) None of the persons or entities comprising Lessor is a foreign person or entity under the Foreign Investment Real Property Tax Act (“FIRPTA”).

(k) Each person and entity comprising Lessor is solvent, and the consummation of the transaction contemplated hereby will not render any person or entity comprising Lessor insolvent. No person or entity comprising Lessor is involved in, nor are they contemplating, any bankruptcy, reorganization or insolvency proceedings. The Rent constitutes fair consideration, and was negotiated in good faith pursuant to arms-length negotiation.

(l) Neither this Lease nor to Lessor’s knowledge any other document furnished by or on behalf of Lessor in connection with this Lease contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

(m) To Lessor’ knowledge, there are no latent defects affecting the Premises. All buildings and improvements on the Premises are structurally sound (including all roofs and foundations) and all mechanical systems serving the Premises such as the heating, ventilating, air conditioning, plumbing, electrical, security, climate control, sprinkler, lighting, sewer (storm and sanitary) and drainage systems, are in good working order and comply with applicable laws, statutes, codes, ordinances, rules and regulations. To Lessor’s knowledge, there is no termite (or other insect) infestation of any kind at the Premises or any portion thereof. There are no pending or, to the knowledge of Lessor, contemplated, planned, anticipated or threatened, any tax assessment (other than normal property tax assessments), special assessment or, except as disclosed to Lessee, reduction proceedings related to the Premises or any part thereof. Any refunds that are applicable to the time period prior to the Commencement Date shall belong to Lessor, and shall be returned to Lessor if credited to Lessee on future tax bills or received by Lessee from the tax authorities.

(n) The execution, delivery and performance of this Lease by Lessor comply with the trust agreements and instruments of those trusts comprising Lessor, and have been duly authorized by the trustees of such trusts.

(o) All Permits, Leases and Contracts are valid, binding and in full force and effect, and none of the entities comprising Lessor is in breach thereunder. There are no oral Leases. Copies of all of the Contracts have been delivered to Lessee. All Contracts are in writing.

(p) To Lessor’s knowledge, there are no notices of outstanding requirements or recommendations with respect to the Premises from (a) any insurance company which issued a policy pertaining to the Premises or (b) any board of fire underwriters or other body exercising similar functions. Prior to Commencement Date, Lessor carries the following insurance: property/casualty, and liability (including contractual liability). Lessor has given due and timely notice of any claim and of any occurrence known to Lessor which may give rise to a claim affecting the Premises, and has otherwise complied in all respects with the provisions of such policies.

(q) The current record owner of the Premises and personal property therein is Hicksville Project LLC. Lessor has entered into a binding agreement to acquire the Premises and personal property therein from Hicksville Project LLC which is scheduled to close on November 1, 2013. Lessor shall fully comply with the terms of such agreement and, to the extent that Lessor has the right to do so, Lessor shall specifically enforce its rights to acquire the Premises under such agreement. Pursuant to such agreement, Hicksville Project LLC has no right to list the Premises for sale or solicit other offers for the Premises, and cannot enter into any agreement to sell or lease the Premises to any other party, person or entity other than Lessor. To Lessor’s knowledge, no third party has any agreement, contract, memorandum of understanding, option, right of first refusal, letter of intent, or other right to acquire or lease any part of or any interest in the Premises or any part thereof.

(r) The Premises are assessed as a separate and single tax lot; the Premises are not a part of a larger tax lot. No portion of the Premises is partially or fully exempt from real property taxation. There are no roll back taxes, assessments (other than normal property tax assessments), special assessments or respreads due on the Premises or any part thereof.

(s) Lessor and its predecessor in title have timely paid in full any and all sales, excise, employment and/or use taxes due in connection with the purchase and/or sale of goods or services, the sale of inventory and/or merchandise, the rental of storage units and/or the leasing of outdoor parking spaces for storage or parking of vehicles prior to the Commencement Date.

(t) To Lessor’s knowledge, the Premises comply in all material respects with all easements, rights of way, covenants and restrictions affecting the Premises. To Lessor’s knowledge, the Premises have vehicular and pedestrian access to a publicly dedicated road via existing, permitted curb cuts. To Lessor’s knowledge, no portion of the Premises is a local, state or federal historic landmark, and no portion of the Premises, to the knowledge of Lessor, is archeologically significant. To Lessor’s knowledge, there is no cemetery or burial ground on or under the Premises. To Lessor’s knowledge, there are no oil and/or gas leases, or other similar mineral leases, affecting the Premises or any part thereof, and no third party has any surface rights on or over the Premises or any part thereof in relation to oil, gas or mineral rights. The Premises are served by public water and public sanitary sewers; there are no septic systems or private wells. To Lessor’s knowledge, all requisite variances, permits, certificates, licenses and approvals necessary to own, use and operate the Premises for self storage purposes have been obtained and are in effect.

(u) The Purchase Option is enforceable against Lessor subject to Lessor’s acquisition of title to the Premises, and has priority over and is binding upon any subsequent grantee, lessee, mortgagee and any other party obtaining an interest in the Premises or any part thereof subsequent to this Lease. Any and all mortgage indebtedness affecting the Premises may be and shall be satisfied, terminated, discharged and defeased by Lessor at closing of title in the event that Lessee exercises the Purchase Option.

(v) Prior to Commencement Date and subject to apportionment provided in this Lease, to the extent due and payable all real property taxes, assessments, sewer charges, water bills and utility charges affecting the Premises have been paid in full or will be paid in full, and will be current.

(w) To Lessor’s knowledge, there are no Power Purchase Agreements affecting the Premises.

(x) None of the persons or entities comprising Lessor is (i) identified on the OFAC List (as hereinafter defined) or (ii) a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, rule, regulation or Executive Order of the President of the United States. The term “OFAC List” shall mean the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any law, rule, regulation or Executive Order of the President of the United States, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States.

(y) There are no liens, encumbrances, easements, rights of way, covenants, restrictions or agreements that could or would prevent, extinguish or interfere with Lessee’s leasehold interest in the Premises or Lessee’s use and/or occupancy of the Premises.

(z) All utilities necessary for Lessee to operate a self storage facility at the Premises are available at the Premises, including gas, electricity, water, telephone and cable.

(aa) The use of the Premises by Lessee for self storage purposes is permitted as of right under the zoning ordinance affecting the Premises.

(bb) Lessor never had, does not currently have, and shall not have, any employees with respect to the Premises.

6.2 In the event that Lessor (or any entity comprising Lessor) learns that any of the representations and warranties contained in or referred to in this Agreement is or will become inaccurate, Lessor shall give prompt detailed written notice thereto to Lessee.

6.3 The word “Lessor’s knowledge” in this Lease shall mean the knowledge of Carlos A. Arredondo.

6.4 Any due diligence review, audit (such as an environmental audit of the Premises) or other investigation or inquiry undertaken or performed by or on behalf of Lessee to the extent of knowledge of Lessee shall limit, qualify, modify, and amend the representations and warranties of Lessor made or undertaken pursuant to this Lease to the extent necessary to eliminate any inconsistency and to conform such representations and warranties to the findings. The representations and warranties set forth herein shall be true and correct in all material respects as of the Commencement Date, as deemed modified by this Section 6.4, shall survive the Commencement Date for a period of ninety (90) days, and those pertaining to the status and authority of Lessor shall be reaffirmed by Lessor in the event that Lessee exercises the Purchase Option in accordance with attached Exhibit “B”. In the event subsequent to the Commencement Date, Lessee first becomes aware that any representation or warranty of Lessor herein is or became untrue or materially inaccurate after the expiration of the Inspection Period and has a material adverse effect on the Premises and the operations thereof as a self-storage facility, Lessee may not terminate this Lease but may sue Lessor for damages; provided, however, that Lessee may only exercise its remedies under this Section 6.4 if Lessee did not know of the material inaccuracy or untruth of any of Lessor’s representations or warranties prior to the Commencement Date and did not terminate this Lease prior to the Commencement Date, and further provided that any action for damages is commenced within the aforementioned ninety (90) days survival period.

7.	TAXES, CHARGES, UTILITIES, ASSESSMENTS, ADJUSTMENTS

7.1 From the Commencement Date and during the Term of this Lease, Lessee shall be responsible for timely payment prior to the last day that same is due without any penalty or interest of any and all real estate taxes or their equivalent and payments in lieu of taxes affecting the Premises directly to the taxing authority and/or the IDA. Upon Lessor’s request, Lessee shall provide Lessor with proof of payment of same. If Lessor should receive any bills or invoices for real estate taxes or payments in lieu of taxes, Lessor shall immediately deliver same to Lessee.

7.2 From and after the Commencement Date and during the Term, Lessee shall be responsible for timely payment of all charges for electricity, heat, water, gas and any other utilities related to possession and occupancy of the Premises directly to the utility providers. The parties shall cooperate in order to effectuate an uninterrupted transfer of utility services to Lessee as of the

Commencement Date, provided that no Power Purchase Agreements shall be transferred to Lessee without Lessee’s express prior written consent. All costs for utility services arising after the Commencement Date shall be the responsibility of Lessee. All costs for utility services arising prior to the Commencement Date shall be the responsibility of Lessor.

7.3 Lessor shall pay as and when due all sales tax, excise tax, use tax, employment tax and any other tax which Lessor and Lessor’s predecessor in title should have been collecting and remitting pursuant to law through the Commencement Date, including but not limited to such taxes due in connection with (a) the sale of inventory, merchandise and goods such as boxes and locks, (b) the furnishing of services, (c) the leasing of self storage units and collection of rent thereon and (d) the leasing of parking spaces and collection of rent thereon (all of the foregoing collectively “Sales Tax”). To the extent such information is in Lessor’s possession or is otherwise available to Lessor upon request therefor, Lessor shall furnish Lessee with proof of payment of Sales Tax before the end of the Inspection Period. Lessor hereby indemnifies, defends and holds Lessee harmless from and against, and Lessor shall reimburse Lessee for, any and all claims, liabilities, losses, damages and expenses (including interest, penalties, attorneys’ fees, court costs and costs of appeal) arising out of the failure by Lessor and/or Lessor’s predecessor in title (including the current owner and current manager of the Premises) to pay any and all Sales Tax due and payable for the period of time prior to the Commencement Date. This indemnification obligation shall survive the expiration of the Term, or earlier termination of this Lease as well as the closing of Lessee’s acquisition of the Premises in the event that Lessee exercises the Purchase Option.

7.4 The following are to be adjusted and apportioned as of the Commencement Date by Lessor’s outside accountant, Peter Formanek, CPA, which adjustments and prorations are subject to Lessor’s and Lessee’s approval, and shall be included in a settlement statement prepared by Lessee’s title insurer reflecting such adjustments and prorations (“Settlement Statement”) for execution by Lessor and Lessee: All non-delinquent rental payments, non-delinquent real property taxes and assessments and sewer charges. There shall be no adjustment or apportionment for yellow pages, signs, billboards or other advertising involving Westy Self Storage. Lessee shall receive a credit of $16,000 with respect to miscellaneous items of personal property. Upon request, Lessor, to the extent in Lessor’s possession, shall submit to Lessee receipts evidencing the payment of taxes, assessments, utility charges, water charges, sewer charges and other charges through the Commencement Date. Lessor will obtain meter readings on or about the Commencement Date for utilities, and shall pay the bills when due; provided, however, that any unpaid utilities that constitute liens on the Premises shall be paid by Lessor at or prior to the Commencement Date. Lessee will be given a credit on the Commencement Date for all security deposits and prepaid rents under the Leases which have been paid as of the Commencement Date, however, to the extent that any security deposits have been returned to tenants, Lessee shall not receive a credit therefor so long as Lessor furnishes Lessee with proof that such tenants received all such refunded security deposits. Any rental payments which have come due, but are not paid, by the Commencement Date shall belong to Lessee and may be collected by Lessee from the tenants after the Commencement Date. Lessor shall prepare a schedule of delinquent and prepaid rentals, and security deposits, as of the Commencement Date. All such delinquent rents collected by Lessee after the Commencement Date may be retained by Lessee. Neither Lessor nor any of the persons or entities comprising Lessor shall be entitled to a credit for delinquent rent, except that Lessor shall receive a credit at the Commencement Date in an amount equal to 50% of delinquent rents that are less than sixty (60) days past due as of the Commencement Date from tenants, and only those tenants, who are in arrears for not more than sixty

(60) days as of the Commencement Date. Lessor shall not collect any rent or other sums after the Commencement Date, and any such rent or other sums received shall be promptly delivered to Lessee. All rental payments applicable to the Commencement Date shall belong to, and shall be adjusted in favor of, Lessee. During the Term, Lessee shall be obligated to pay for real property taxes and assessments applicable only to the period of time after the Commencement Date. Lessor shall be obligated to pay for real property taxes and assessments applicable only to the period of time prior to the Commencement Date. The proration of real estate taxes and assessments shall be based upon the current tax fiscal year for the Premises unless the custom and practice for real estate transactions in the county where the Premises is located is otherwise, whereupon the custom and practice will be employed. There shall be a readjustment and “true up” after the Commencement Date if necessary to effectuate the requirements of this Section 7.4. This Section 7.4 shall survive the termination of this Lease.

7.5 Lessor shall pay when due any and all state and local transfer taxes, grantor’s tax, deed stamps and similar taxes in connection with this Lease.

7.6 Upon the Commencement Date, Lessor shall turn over to Lessee, all keys, security deposits, if any, unless credited to Lessee. Lessee may notify each and every tenant in writing that each tenant must attorn to Lessee and forthwith deliver all rent to Lessee. Lessor shall cooperate if requested by Lessee, including the furnishing and/or posting of written notices to tenants, as requested by Lessee.

8.	TITLE

Lessee shall promptly order at its sole cost and expense (i) a current commitment for owner’s and/or leasehold title insurance covering the Premises and all beneficial easements and (ii) a current instrument survey dated after the date of this Lease certified to Lessee and Lessee’s title insurer prepared by a licensed land surveyor according to 2011 ALTA/ASCM Standards showing the boundaries of the Premises, the location of any easements (benefiting and burdening), rights-of-way, improvements and encroachments thereon and certifying the number of acres (the “Survey”). Lessee may order at its sole cost and expense UCC and other searches. Lessee shall have the right to raise objections to the status of title to the Premises. Without limitation, one or more liens, encumbrances, restrictions, covenants, easements, rights of way or other matters affecting title shall constitute title defects to which Lessee may object, in Lessee’s sole and absolute discretion. If Lessee raises any objections to title to the Premises, Lessee shall notify Lessor, in writing, of such objections no later than the end of the Inspection Period (“Title Objection Notice”) and if Lessee fails to provide such notice it shall be deemed to have waived any and all title objections except for “Must Cure Obligations” (as hereinafter defined). Lessor shall notify Lessee, in writing, within three (3) business days after Lessor’s receipt of the Title Objection Notice (“Title Response”) stating (i) which objections Lessor shall cure and (ii) which objections Lessor has elected not to cure. If Lessor fails to furnish the Title Response to Lessee within such three (3) business day period, Lessor shall be deemed to have elected not to cure any of Lessee’s title objections. If Lessor elects in the Title Response not to cure all of Lessee’s title objections set forth in the Title Objection Notice, Lessee may terminate this Lease by providing written notice to Lessor within three (3) business days following Lessee’s receipt of the Title Response. If Lessor does not furnish Lessee with a Title Response within the aforementioned three (3) business day period, Lessee may terminate this Lease by providing written notice to Lessor no later than five (5) business days after the end of the Inspection Period. If Lessor does furnish Lessee with a written response to the Title Objection Notice, but Lessor fails to cure by the Commencement Date any and all of Lessee’s title objections that Lessor indicated in its Title Response that Lessor would cure, then Lessee may terminate this Lease on written notice to Lessor. If Lessee does not terminate this Lease as provided in this Section 8, such uncured title objections, other than Must Cure Obligations, shall be deemed to be “Accepted Encumbrances” acceptable to Lessee and shall no longer be deemed objections to title. Notwithstanding anything to the contrary herein, Lessor shall be obligated to cure the Must Cure Obligations by the Commencement Date, except for any mortgages for which Lessor obtains a Non-Disturbance Agreement. If Lessee exercises the Purchase Option, Lessor shall be obligated, no later than the closing of the sale of the Premises to Lessee, to satisfy, terminate, defease and discharge (and same not being raised as an exception to title shall be deemed Lessor’s compliance), any and all (a) mortgages, deeds of trust, assignments of leases and rents, financing statements and other financing liens and (b) mechanic’s liens, judgment liens and other monetary liens created by Lessor (collectively “Must Cure Obligations”). If Lessee exercises the Purchase Option, and if Lessor has elected not to cure or does not cure on or before the closing of the sale of the Premises to Lessee, the title objections raised by Lessee as well as the Must Cure Obligations, other than Permitted Encumbrances, then Lessee may terminate this Lease and the Purchase Agreement by providing written notice to Lessor. Prior to the Commencement Date and the issuance of Lessee’s policy of leasehold title insurance, Lessee may raise title objections that arise subsequent to the issuance of Lessee’s title commitment and Lessee’s Survey, and may terminate this Lease, if such title exceptions and/or defects were not disclosed in the initial title commitment and initial survey, and are not cured by Lessor prior to the Commencement Date. For purposes of this Lease, “Permitted Encumbrances” shall mean (a) the IDA Documents, (b) encumbrances caused by the acts or omissions of Lessee, (c) any title exceptions disclosed in Lessee’s title insurance commitment, or matters shown on the Survey, to which Lessee does not object, and (d) any Accepted Encumbrances.

9.	NON-COMPETITION

Lessor shall deliver to Lessee on or before the Commencement Date a non-competition agreement for the benefit of Lessee, in the form attached hereto as Exhibit “D”, which shall be executed by the parties set forth therein (“Non-Competition Agreement”). The Non-Competition Agreement shall have a term of four (4) years commencing as of the Commencement Date, and shall prohibit competition within a 4-mile radius of the Premises. The parties agree that the Non-Competition Agreement is a material inducement to Lessee to enter into this Lease. The Non-Competition Agreement shall terminate in the event that Lessee terminates this Lease or if the Lease if otherwise terminated. The Non-Competition Agreement shall remain in full force and effect if the Lease remains in effect, and shall continue to remain in effect if Lessee exercises the Purchase Option and subsequently acquires title to the Premises.

10.	LESSOR’S RIGHT TO PERFORM LESSEE’S COVENANTS

If Lessee fails to pay any real estate tax or utility charge due from Lessee in accordance with the provisions of this Lease, or if Lessee shall default in the observance or performance of any other term, covenant or condition in this Lease binding on Lessee, Lessor may, without thereby waiving such default by Lessee, remedy such default for the account of Lessee after first providing Lessee with written notice and a reasonable opportunity to cure any such non-payment and/or default. In the event Lessor makes any expenditures in connection therewith, such reasonable expenditures shall be promptly payable by Lessee to Lessor, together with interest thereon at the rate of five (5%) percent per annum above the Prime Rate announced from time to time by Citibank, N.A. or if Citibank is no longer in existence or no longer publishes its prime lending rate, then the prime lending rate of any successor bank to Citibank (the “Interest Rate”) from the date of the making of such expenditure by Lessor. In the event that twice in any calendar year Lessee shall have defaulted in the payment of Rent or additional rent, or any part of either, then any further default by Lessee within such calendar year shall permit Lessor to collect from Lessee, upon demand, in addition to any interest payable hereunder, a late charge equal to ten percent (10%) of the amount of Rent and additional rent so due as compensation to Lessor for the costs incurred by it as a result of such defaults, Lessor and Lessee acknowledging that the actual amount of such costs would be impossible to ascertain.

11.	ACCEPTANCE OF PREMISES “AS IS”

Subject to Lessee’s due diligence investigations and termination rights set forth herein, and subject to Lessor’s representations and warranties set forth herein, Lessee agrees to accept possession of the Premises in their “As Is, Where Is” condition.

12.	IMPROVEMENTS

Lessee may not construct, or have constructed, any new buildings on the Premises, without Lessor’s prior written consent. Lessee may make decorative changes to the Premises which are non structural in nature and do not affect the electrical, mechanical or plumbing systems of the building costing less than $100,000 in the aggregate with respect to any one project, without first obtaining Lessor’s consent, but upon notice to Lessor and otherwise subject to the terms of this Lease. Lessee may make improvements, alterations and/or renovations to the Premises after first obtaining Lessor’s written consent, which consent shall not unreasonably be withheld, conditioned or delayed; provided, however, Lessor may not withhold consent if any such alteration, renovation or improvement does not materially adversely affect the lobby and otherwise enhances the self storage facility located on the Premises and does not diminish the value of the Premises.

13.	MAINTENANCE OF PREMISES

13.1 Lessee shall, at its sole cost and expense, maintain the Premises in good order and condition, reasonable wear and tear excepted. After the expiration of the Option Period, if this Lease remains in effect and if Lessee has not exercised the Purchase Option, Lessee shall paint the concrete floors and corridors of the building on the Premises at such times as are necessary in Lessee’s commercially reasonable judgment and prior to the surrender of the Premises to Lessor at the end of the Term (as opposed to any earlier termination of this Lease, other than in connection with a default by Lessee hereunder, or following the exercise of the Purchase Option) with aquapon paint for concrete floors and enamel paint as existing on corridor panels.

13.2 At the expiration of the Term (except in connection with the closing pursuant to the Purchase Option), or upon any earlier termination of this Lease, Lessee shall surrender the Premises in good condition, reasonable wear and tear excepted. Before surrendering the Premises, Lessee shall (i) remove all of its signage, personalty and inventory from the Premises and otherwise comply with its obligations under Section 3.8 of the Lease, and to the extent that such signage, personalty and/or inventory has not been removed from the Premises Lessor may remove the same, (ii) transfer to Lessor the local telephone numbers and fax numbers currently used at and for the Premises, and cooperate with Lessor in order to effectuate an uninterrupted transfer of utility services to Lessor as of the surrender date, provided that no Power Purchase Agreements shall be transferred to Lessor without Lessor’s express prior written consent, (iii) remove all references to the Premises from any existing internet website of Lessee, (iv) continue to operate the Premises as a self-storage facility in the ordinary course of commercially reasonable business consistent with past practice and transfer to Lessor the customer lists and related information respecting the tenants of the Premises and (v) distribute to tenants a letter regarding a change of ownership as and when requested by Lessor. Lessee shall pay all Sales Taxes that Lessee should have been collecting and remitting pursuant to law from and after the Commencement Date through the Term or earlier termination of this Lease and hereby indemnifies, defends and holds Lessor harmless from and against, and Lessee shall reimburse Lessor for, any and all claims, liabilities, losses, damages and expenses (including interest, penalties, attorneys’ fees, court costs and costs of appeal) arising out of the failure by Lessee to pay such Sales Taxes. Lessee will turn over to Lessor all security deposits and prepaid rents under the Leases which have been paid as of the surrender date, however, to the extent that any security deposits have been returned to tenants, Lessor shall not receive a credit therefor so long as Lessee furnishes Lessor with proof that such tenants received all such refunded security deposits. Any rental payments which have come due, but are not paid, by the surrender date shall belong to Lessor and may be collected by Lessor from the tenants after the surrender date. Lessee shall prepare a schedule of delinquent and prepaid rentals, and security deposits, as of the surrender date. All such delinquent rents collected by Lessor after the surrender date may be retained by Lessor. Lessee shall not collect any rent or other sums after the surrender date, and any such rent or other sums received shall be promptly delivered to Lessor. The proration of real estate taxes and assessments shall be based upon the current tax fiscal year for the Premises unless the custom and practice for real estate transactions in the county where the Premises is located is otherwise, whereupon the custom and practice will be employed. Provided Lessee is not in default on the surrender date, there shall be a readjustment and “true up” after the surrender date if necessary to effectuate the requirements of this Section 13.2. Lessee’s obligation to observe and perform Lessee’s covenants and obligations under Sections 13.1 and 13.2 shall survive the expiration of the Term or earlier termination of this Lease.

13.3 Lessee shall not commit any waste, damage or any injury to the Premises or any part thereof, and shall take all reasonable precautions and actions to prevent others from committing any of the foregoing.

13.4 During the Term, Lessor shall have the right to enter the Premises at all reasonable times during normal business hours to examine or inspect the same and to make any repairs to the Premises that Lessee failed to make in accordance with this Lease (after first giving Lessee written notice of such necessary repairs and a reasonable opportunity to make such repairs except in the event of emergency); provided, however, that any person or entity related to or affiliated with Lessor who leases a unit may enter such unit in accordance with the terms of its unit lease agreement. During the last twelve (12) months of the Term, Lessor may show the Premises to prospective tenants and purchasers during normal business hours. Lessor, in its capacity as Lessor, shall not enter the Premises without first furnishing Lessee at least twenty-four (24) hours prior notice, except in the case of emergency when no notice shall be required. In no event shall Lessor interfere with the conduct of Lessee’s business, except as may be necessary in the case of emergency. Lessee shall have the right to accompany Lessor during any entry by Lessor upon the Premises. Lessor shall not have access to any of the tenants’ units or any of Lessee’s confidential or proprietary materials or information. Lessee will not do any act or suffer any act to be done which will in any way encumber the fee title of Lessor in and to the Premises or in any way subject the Premises to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee. If any mechanic’s, materialmen’s, vendor’s, laborer’s or other lien, shall be filed against the Premises or against Lessor arising out of labor or materials used in the construction or alteration of, or installed in, any building or improvement on the Premises by Lessee (whether or not such lien is valid or enforceable as such), Lessee shall, at its sole cost and expense, cause the same to be cancelled, discharged or removed of record by filing a bond, by payment into court, by satisfaction or otherwise within thirty (30) days after Lessee receives written notice of filing thereof.

14.	COMPLIANCE WITH LAWS/ENVIRONMENTAL

14.1 During the Term, Lessee shall, at Lessee’s sole cost and expense, comply with all statutes, codes, laws, ordinances, orders, decrees, injunctions, rules, regulations, permits, licenses and requirements of all federal, state, county, municipal and other governmental, departments, commissions and boards pertaining to the Premises. Lessee shall not be liable or responsible for (a) any violations of any of the foregoing that existed prior to the Commencement Date or (b) any orders, decrees, injunctions or requirements that Lessor failed to comply with prior to the Commencement Date. All of the foregoing in the previous sentence shall remain the obligation of Lessor.

14.2 “Hazardous Materials” shall mean, without limitation, any pollutant, flammable material, explosive material, radioactive material, lead paint, asbestos, asbestos containing material, urea formaldehyde, polychlorinated biphenyl, fungal microorganism (mold), medical waste, gasoline, petroleum, petroleum product, petroleum constituent, methane, hazardous material, hazardous waste, toxic substance and/or any related material, as defined in, designated in or regulated by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. §§9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Appendix §§1801, et seq.), the Resource Conservation and Recovery Act, as amended, (42 U.S.C. §§9601, et. seq.), the Toxic Substances Control Act, as amended (15 U.S.C. §§2601, et. seq.) and any and all other state, county, municipal and local laws, statutes, codes, ordinances, rules and regulations.

14.3 “Environmental Laws” means any and all federal, state, county, municipal or local laws (whether imposed by statute, code, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, including the laws referred to in Section 14.2 hereof, governing health and safety, as well as the environment, natural resources and/or Hazardous Materials, including, without limitation, such laws (a) governing or regulating the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release, discharge of, or exposure to, Hazardous Materials, (b) governing or regulating the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property and/or (c) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

14.4 During the Term, Lessee shall be in material compliance with all Environmental Laws with respect to the Premises except that Lessee shall have no obligation or liability with respect to the environmental condition of the Premises as of the Commencement Date. If any environmental contamination by Hazardous Materials is found on the Premises during the Term (but only to the extent the release of Hazardous Materials arose during the Term unless caused by Lessor or the current owner or manager of the Premises prior to the Commencement Date) for which remedial action is required pursuant to Environmental Laws, Lessee shall, at its sole cost and expense, take such remedial action as is required by the appropriate governmental agency. Lessee agrees to defend, indemnify and hold harmless Lessor from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees) arising out of (i) the release of Hazardous Materials on the Premises from and after Commencement Date (unless caused by Lessor or the current owner or manager of the Premises prior to the Commencement Date) and/or (ii) any material violation by Lessee of any Environmental Laws, which obligation shall survive the termination or earlier expiration of this Lease. Notwithstanding the foregoing, Lessor acknowledges that Lessee may use minor amounts of Hazardous Materials in the ordinary course of operating the Premises, such as cleaning materials, which Lessee shall utilize in accordance with all applicable Environmental Laws.

14.5 Lessor shall not cause or permit any Hazardous Materials to be brought upon, stored, spilled, released or used in or about the Premises by Lessor, its agents, employees or contractors. At all times during the Term, Lessor shall comply with all applicable federal, state, county, municipal and local laws, statutes, codes, ordinances, rules and regulations, including all Environmental Laws and including all orders and directives of governmental authorities, in connection with the condition of the Premises, except for environmental contamination for which Lessee is responsible under Section 14.4 hereof. If any Hazardous Materials, or any environmental contamination, are found on the Premises that were caused by Lessor, or that were in existence prior to Lessee’s occupancy of the Premises, for which any remedial action is required pursuant to Environmental Laws, Lessor shall, at its cost and expense, take such remedial action as is required by applicable Environmental Laws and governmental authority. Lessor agrees to defend, indemnify and hold harmless Lessee from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees) arising out of (i) the presence or release on the Premises of any Hazardous Materials that were in existence prior to the Commencement Date and/or (ii) any material violation by Lessor, and/or the current owner or manager of the Premises, of any Environmental Laws prior to the Commencement Date.

15.	LIABILITY AND CASUALTY INSURANCE.

15.1 During the Term, Lessee at its sole cost and expense shall:

15.1.1 Keep all building(s) and improvements and equipment on, in or appurtenant to the Premises at the commencement of the Term and thereafter erected thereon or therein, including all alterations, insured against loss or damage by fire and such other risks as may be included in the standard form of extended coverage from time to time available, and against such other risks as Lessor from time to time reasonably may designate, in an amount not less than 100% of the then “full replacement cost” (exclusive of the cost of excavations, foundations and footings below the lowest basement floor). Such full replacement cost shall be determined from time to time, at the request of Lessor, by one of Lessee’s insurers or, at the option of Lessor, by an appraiser, architect or contractor selected by Lessor and reasonably acceptable to Lessee. No omission on the part of Lessor to request any such determination shall relieve Lessee of any of its obligations under this Section 15.1.1.

15.1.2 Provide and keep in force comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Premises or on, in or about the adjoining street, property and passageways, such insurance to afford minimum protection, during the Term of this Lease, of not less than $10,000,000 in respect of personal injury or death to any one person, and of not less than $10,000,000 in respect of any one occurrence, and of not less than $5,000,000 for property damage or such other minimum amounts as Lessor may require.

15.2 Certificates of the insurance referred to in Section 15.1 shall be delivered by Lessee to Lessor.

15.3 It is expressly understood and agreed that Lessor is not obligated to obtain or pay for insurance on the Premises.

16.	EMINENT DOMAIN

16.1 If title to any part of the Premises is taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain, or is conveyed in lieu thereof, and Lessee determines, in Lessee’s commercially reasonable discretion, that the remaining portion of the Premises is not suitable for self storage purposes, then this Lease shall terminate, at the option of Lessee, on the date that title is vested in the condemning authority. If title to the whole of the Premises is taken by eminent domain or conveyance in lieu thereof, then this Lease shall terminate as of the date that title is vested in the condemning authority.

16.2 If this Lease is terminated under the provisions of this Section 16, Rent shall be apportioned and adjusted as of the date of termination.

16.3 In the event of a partial taking or condemnation of the Premises (or transfer in lieu thereof), and in the event that the portion of the Premises remaining after such taking is adequate for the conduct of Lessee’s self storage business, as determined by Lessee in its commercially reasonable discretion, then Lessee shall continue occupancy of the remainder of the Premises but Rent shall be proportionately reduced for the remainder of the Term based on the diminution of the value of the Premises caused by such condemnation (or transfer in lieu thereof).

16.4 All compensation awarded or paid upon a total or partial taking of the Premises shall belong to and be the property of Lessor; provided, however, that Lessee may make a claim or claims directly against the condemning authority for (a) loss of business, and (b) damage to and the cost of removal of Lessee’s personal property and trade fixtures, as long as such claim does not reduce the award to Lessor.

17.	DAMAGE AND DESTRUCTION

Upon the occurrence of any damage to or destruction of improvements on the Premises by fire or other casualty, Lessee shall promptly notify Lessor thereof, and Lessee shall proceed to restore the Premises as nearly as is possible to the condition the Premises were in immediately prior to such damage or destruction, subject to such alterations as Lessee may elect to make in conformity with the provisions of this Lease. Such restoration shall be commenced promptly and whether or not the insurance proceeds, if any, shall be sufficient, shall be substantially completed in no event later than two hundred and ten (210) days after the date of such partial destruction or damage, or, in the event of a total destruction of the Premises, no later than three hundred and sixty five (365) days after the date of such destruction (unavoidable delays beyond Lessee’s reasonable control excepted) and all insurance proceeds received by Lessee (and any insurance proceeds that Lessor may receive) on account of such damage or destruction shall be applied to the payment of the costs of the aforesaid restoration. This Lease shall not terminate or be affected in any manner and Lessee shall not be relieved of its liability to pay the full Rent and additional rent and other charges payable under this Lease or from any other obligations under this Lease by reason of damage to or total, substantial or partial destruction of the building(s), improvements or equipment on, in or appurtenant to the Premises at the commencement of the Term or thereafter erected thereon or therein, or by reason of the untenantability of the Premises or any part thereof. Notwithstanding anything to the contrary in this Section 17, Lessee shall not be obligated to rebuild or restore the Premises if damage or destruction of more than 50% of the improvements on the Premises occurs during the last year of the Term, in which event Lessee shall assign its insurance proceeds to Lessor and pay to Lessor the amount of the deductible under its policy. Lessee hereby waives the provisions of Section 227 of the Real Property Law of the State of New York and of any other law of like import now or hereafter in force and agrees that the provisions of this Section 17 shall govern and control in lieu thereof.

18.	INDEMNIFICATION

18.1 Lessee shall indemnify, defend and save harmless Lessor from and against all costs, expenses, claims, damages and penalties (collectively “Claims”), including reasonable counsel fees, arising out of (a) Lessee’s failure to comply with its obligations under this Lease and (b) loss of life, personal injury and/or property damage occurring at the Premises; provided, however, that this indemnification obligation shall not apply to Claims arising out of (i) any act or negligence of Lessor or Lessor’s agents, contractors or employees, (ii) the condition of the Premises as of the Commencement Date (including the environmental condition thereof) or (iii) any environmental contamination or violation that occurred on or prior to the Commencement Date or that was caused by Lessor or the current owner or manager of the Premises prior to the Commencement Date.

18.2 Lessee shall be in exclusive control and possession of the Premises as of the Commencement Date, and Lessor shall not be liable for any injury or damage to any property or to any person happening in, on or about the Premises from and after the Commencement Date and during the Term, unless such injury or damage arose out of the environmental condition of the Premises as of the Commencement Date.

18.3 Lessor shall hold Lessee harmless, and shall indemnify and defend Lessee, from and against, any and all losses, costs, expenses, obligations, claims, demands, debts, liabilities and damages (collectively “Losses”) incurred by Lessee in connection with Losses resulting from or relating to (i)

any one (1) or more Excluded Liabilities and (ii) any and all Taxes or other tax owed by Lessor, any person or entity comprising Lessor, any predecessor to such persons and entities, the current owner of the Premises and/or the current manager of the Premises.

19.	DEFAULT

19.1 The occurrence of any one (1) or more of the following events, herein sometimes called “events of default”, shall constitute a default under this Lease by Lessee if not cured within the applicable grace period as follows:

(a) If Lessee fails to pay any installment of Rent, or any other amounts due and payable under the Lease, and such failure shall continue for ten (10) days after Lessee receives written notice of such non-payment from Lessor (provided that Lessee shall not be in default if (i) Lessor refuses or fails to accept any such payment, (ii) or changes the location of payment without notifying Lessee in writing or (iii) Lessor fails to receive any wire from Lessee despite the use by Lessee of the wire instructions provided by Lessor, and Lessee having received a federal wire reference number); provided, however, that Lessor shall not be obligated to provide Lessee with more than two (2) such written notices in any one calendar year during the Term;

(b) If Lessee fails to materially perform any non-monetary covenants, conditions, terms or provision hereof, unless such failure is remedied in all material respects within thirty (30) days after Lessee receives written notice from Lessor, provided that Lessee shall not be in default if reasonable and necessary steps to remedy the default are taken by Lessee within such thirty (30) day period and such default is remedied within 90 days;

(c) If Lessee admits insolvency or bankruptcy or its inability to pay its debts as they may mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Lessee, or for the major part of its property;

(d) If a trustee or receiver is appointed for Lessee or for the major part of its property and is not discharged within sixty (60) days after such appointment; or

(e) If bankruptcy, reorganization arrangements, insolvency or liquidation proceedings, or other proceeding for relief under the bankruptcy law or similar law or relief of debtors, are instituted by or against Lessee, and if instituted against Lessee, are not dismissed, stayed or otherwise nullified within sixty (60) days after such institution.

19.2 If any one (1) or more events of default remain uncured by any applicable time or grace period, Lessor may at its option exercise any one or more of the following remedies:

(i) Lessor may terminate this Lease by giving to Lessee written notice of Lessor’s intention to do so, in which event the Term of this Lease shall end, and all right, title and interest of Lessee hereunder shall expire on the date stated in such notice, which shall not be less than ten (10) days after the date of the notice by Lessor of its intention so to terminate, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided;

(ii) Lessor may terminate the right of Lessee to possession of the Premises by giving written notice to Lessee that Lessee’s right of possession shall end on the date stated in such notice, which shall not be less than ten (10) days from the date of such notice, whereupon the right of Lessee to the possession of the Premises or any part thereof shall cease on the date stated in such notice, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided ;

(iii) Lessor may elect to institute legal proceedings to collect unpaid Rent and all other sums due under the terms of this Lease, it being understood that Lessor shall not be obligated to mitigate damages. Lessor shall also be entitled to payment for reasonable leasing fees, legal fees, and other reasonable and customary expenses incurred in reletting the Premises.

19.3 If Lessor exercises its remedies following a cured event of default, Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, by process of law, and may remove all persons and personalty therefrom, and Lessee covenants in any such event, peacefully and quietly to yield up and surrender the Premises to Lessor.

19.4 In case of any default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) unpaid Rent then due shall be paid up to the time of such re-entry, dispossess and/or expiration together with such costs as Lessor may incur for legal expenses, attorneys’ fees, brokerage and/or putting the Premises in good order, or for preparing the same for re-rental and (ii) Lessor may re-let the Premises or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms, which may at Lessor’s option be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent. Lessor may collect the rents from such re-letting or subletting and apply the same, first to the payment of the expense of re-entry and re-letting, and secondly to the Rent herein provided to be paid by Lessee pursuant to this Lease, and in the event that the proceeds of such re-letting or subletting are not sufficient to pay in full the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of any such deficiency from time to time and Lessor may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies.

Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated under the provisions of Section 19 hereof, or under any provision of law, or had Lessor not re-entered the Premises. Lessor, at Lessor’s option, at Lessee’s cost and expense, may make such alterations, repairs, replacements and/or decorations in the Premises as Lessor in Lessor’s reasonable judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Lessee from any liability hereunder as aforesaid. Lessor shall in no event be liable in any way whatsoever for failure to re-let the Premises, or in the event that the Premises are re-let, for failure to collect the rent thereof under such re-letting. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Premises, by reason of the violation by Lessee of any of the covenants and conditions of this Lease or otherwise.

19.5 Under no circumstances shall Lessee or Lessor be liable for any special, incidental, punitive or consequential damages.

19.6 In the event that subsequent to Commencement Date Lessor fails to perform any obligation and/or covenant binding on Lessor herein, or otherwise breaches this Lease or defaults hereunder, and such breach, default and failure is not cured within thirty (30) days following Lessor’s receipt of written notice from Lessee provided that Lessor shall not be in default if reasonable and necessary steps to remedy the default are taken by Lessor within such thirty (30) day period and such default is remedied within 90 days, Lessee may terminate this Lease and/or exercise any other remedies available at law or in equity.

20.	STRICT PERFORMANCE AND CUMULATIVE REMEDIES

20.1 The failure of either party to insist upon a strict performance of any term or condition of this Lease shall not be deemed a waiver of any right or remedy hereunder, and shall not be deemed a waiver of any subsequent breach of such term or condition.

20.2 The specific remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative.

20.3 A receipt by Lessor of Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of any such future or continuing breach, and no waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Lessor and Lessee.

21.	NOTICE

21.1 All notices, requests, demands, and other communications pertaining to this Lease shall be in writing and shall be deemed duly given and effective (a) on the day when sent by facsimile transmission with receipt, (b) on the day when sent by e-mail, or (c) on the day when delivered personally or delivery is refused (which shall include delivery by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) addressed as follows:

LESSEE:	SOVRAN ACQUISITION LIMITED
PARTNERSHIP
6467 Main Street
Buffalo, New York 14221
Attention: Sandra L. Herberger
Fax: (716) 630-5120
E-mail: sherberger@sovranss.com

With a Copy to:	JOHN A. PAPPANO, ESQ.
Phillips Lytle LLP
3400 HSBC Center
Buffalo, New York 14203
Fax: (716) 852-6100
E-mail: jpappano@phillipslytle.com

LESSOR:	C/O ARREDONDO HOLDINGS
35 Field Point Circle
Greenwich, Connecticut 06830
Attention: Carlos A. Arredondo
Fax: (203) 661-5281
E-mail: carredon@optonline.net

With a Copy to:	MARINA RABINOVICH, ESQ.
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103
Fax: (212) 753-5044
E-mail: mrabinovich@schiffhardin.com

Notices shall be deemed effective if given by the parties’ counsel.

22.	SUBORDINATION & ESTOPPEL

22.1 Lessor and Lessee agree that this Lease and the Purchase Option are superior to and have priority over, and Lessee’s obligations hereunder are contingent upon this Lease and the Purchase Option being superior to and having priority over, all mortgages, deeds of trust and any and all other forms or manner of financing liens in any amount, and all advances thereon, and all renewals, modifications, consolidations, replacements and extensions thereof (each a “Mortgage” and collectively “Mortgages”) which are entered into subsequent to the date of this Lease.

22.2 In the event a Mortgage or Mortgages encumber all or any part of the Premises prior to the date of this Lease, Lessee’s obligations hereunder are contingent upon, and Lessor shall promptly obtain, a non-disturbance agreement reasonably acceptable to Lessee from the holder(s) of such Mortgage or Mortgages which will (without limitation) include consent to this Lease by the holder(s) of such Mortgage or Mortgages and a recognition of the effectiveness of the Purchase Option, and that such Purchase Option is binding upon the holder(s) of any such Mortgage or Mortgages (and their nominees and assigns as well as any purchaser at a foreclosure sale or grantee in lieu thereof), even in the event of a foreclosure or deed in lieu of foreclosure subject to repayment of the debt in full upon Lessee’s acquisition of the Premises following Lessee’s exercise of the Purchase Option, which debt repayment shall be paid from and out of the adjusted purchase price set forth in Section 5.1 hereof due Lessor (or other owner of the Premises) at the closing of Lessee’s acquisition of the Premises (“Non-Disturbance Agreement”).

22.3 Either party shall, within 10 days after request by the other party, from time to time, execute, acknowledge and deliver to the other party, a statement which may be relied upon by the other party and the holder of any existing or proposed Mortgage, certifying (if true) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), the dates to which Rent and other charges have been paid, and whether or not, to the best of such party’s knowledge, the other party is in default hereunder or whether such party has any claims or demands or offsets.

23.	ASSIGNMENT AND SUBLETTING

Lessee shall have the right to assign this Lease (and its leasehold interest hereunder) or sublet all or any portion of the Premises without Lessor’s consent (i) to any entity wholly owned or controlled by Lessee, (ii) to a subsidiary, affiliate or parent of Lessee, (iii) to a successor entity by merger or consolidation, (iv) to any entity that acquires all or substantially all of, or a controlling interest in, Lessee, provided that the net worth of the assignee is greater than or equal to the net worth of Lessee as of the day hereof and (v) to the IDA. Any and all subleases and sub-subleases involving the IDA shall be, and hereby are, permitted without Lessor’s consent. Leases, subleases, rental agreements and occupancy agreements made by Lessee involving storage units shall not require Lessor’s consent. The use of the Premises by such assignee or sublessee will be in accordance with the provisions of Section 2 hereof. Notwithstanding any assignment or sublease, Lessee will remain liable for the performance of the obligations of Lessee pursuant to this Lease. Except as set forth above, Lessee will not by operation of law or otherwise assign, mortgage, pledge, encumber or otherwise transfer this Lease, nor the estate and Term hereby granted, nor any part hereof or thereof, nor any interest of Lessee in this Lease or in any sublease or rentals thereof, nor sublet or permit the Premises or any part thereof to be used by others, without Lessor’s prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. The consent by Lessor to any assignment or subletting shall not in any manner be construed to relieve Lessee from obtaining Lessor’s express written consent to any other or further assignment or subletting or to any amendment or modification of any existing assignment or subletting previously consented to. If any lien is filed against the Premises for brokerage services claimed to have been performed for Lessee, in connection with an assignment of this Lease or a sublease of the Premises, whether or not actually performed, the same shall be discharged of record by Lessee within ten (10) business days after Lessee receives notice of the filing thereof (unless a shorter time period is required by the fee mortgagee of Premises), at Lessee’s expense.

24.	ADDITIONAL LESSEE PROMISES

24.1 Lessee shall not utilize any drawings or plans that were used for purposes of the design and construction of the buildings or improvements on the Premises in connection with any design or construction of buildings or improvements by Lessee at Lessee’s other properties as Arredondo & Co., L.L.C. retains sole ownership of all rights to the building plans of the Premises whether or not they are copyrighted. Lessee will not construct any buildings that are “substantially similar” to the Premises as the term “substantially similar” is defined in U.S. Copyright Statute.

24.2 For a period of two (2) years from the date of any tenant’s Westy occupancy agreement, Lessee shall not increase any of the tenants’ rental rates.

25.	EMPLOYEES

For a period of two (2) years following the Commencement Date, Lessee shall not knowingly hire any one or more employees of (a) the owner of the Premises (Hicksville Project LLC) from whom Lessor will acquire the Premises, (b) Arredondo & Co. or (c) Westy. Lessee shall have no obligations or liabilities respecting any of the aforementioned employees. Lessee shall have no obligation whatsoever to hire any of the aforementioned employees.

26.	QUIET ENJOYMENT

Lessor covenants and agrees with Lessee that upon Lessee paying the Rent and observing and performing all of the terms, covenants and conditions on Lessee’s part to be performed, Lessee may peaceably and quietly enjoy the Premises, subject to the terms and conditions of this Lease.

27.	MISCELLANEOUS

27.1 This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties, their administrators, distributees, beneficiaries, trustees, executors, personal representatives, heirs, successors and assigns.

27.2 No representations have been made by either party other than those set forth in this Lease, and neither party shall be bound by or held to any representations other than as set forth in this Lease.

27.3 The terms, covenants and conditions herein shall bind and shall inure to the benefit of Lessor and Lessee and their respective personal representatives, heirs, administrators, distributees, trustees, beneficiaries, executors, successors and assigns. Lessee agrees to look solely to Lessor’s estate and interest in the Premises and the proceeds from any sale thereof (net of all payments due to any and all mortgagees of the fee) for the satisfaction of any right or remedy of Lessee for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor, in the event of any liability by Lessor, and no other property or assets of Lessor shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Lessee’s remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder, or Lessee’s use and occupancy of the Premises, or any other liability of Lessor to Lessee. Neither Lessor nor any of the parties comprising Lessor nor any disclosed or undisclosed principal of Lessor (or officer, director, stockholder, partner or agent of Lessor or of any principal or party comprising Lessor) shall have any personal liability to Lessee hereunder. The term “Lessor” wherever used in this Lease shall be limited to mean and include only the owner or owners at the time in question of the Premises that in the event of any sale, conveyance or transfer of the Premises, such owner or owners shall thereupon be released and discharged from all covenants, conditions and agreements of Lessor thereafter accruing hereunder; but such covenants, conditions and agreements shall be binding upon each new owner or mortgagee in possession for the time being of the Premises, until sold, conveyed or transferred; provided, however, that such prior owners of the Premises shall be relieved or released of obligations or liabilities hereunder only in the event that the Premises are part of a bona fide sale to an unrelated third party or parties for true and valuable consideration.

27.4 This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are located.

27.5 If any of the provisions of this Lease shall be declared invalid or unenforceable for any reason, the remainder of this Lease shall be unaffected and shall remain in full force and effect. This Lease with the Exhibits annexed hereto, if any, contains the entire agreement between Lessor and Lessee, and any executory agreement hereafter made between Lessor and Lessee shall be ineffective to change, modify, waive, release, discharge, terminate, or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing and signed by the party against which enforcement of the change, modification, waiver, release, discharge, termination or the effecting of the abandonment is sought. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor’s right to recover the balance of such rent or pursue any other remedy in this Lease.

27.6 This Lease may be signed in counterparts, and by facsimile or e-mail signatures, which originals, facsimile and/or e-mail counterparts shall be deemed originals for all purposes, and which together shall be deemed one agreement.

27.7 Headings and captions in this Lease are for convenience only, and in no way limit or circumscribe the full meaning of each and every provision set forth herein.

27.8 Both Lessor and Lessee are and have been represented by counsel in connection with the negotiation of this Lease and, accordingly, this Lease shall not be construed or interpreted against either party, irrespective of which party prepared this Lease.

27.9 The parties hereto represent and warrant to one another that there has been no broker, realtor, sales representative, consultant or agent involved in this transaction who would be entitled to a fee or commission of any kind, except Locke Acquisition Group, LLC (“Locke”) (whose entire commission and fee Lessee shall pay pursuant to the terms of a separate agreement). Lessor shall indemnify, defend and hold Lessee harmless of and from any and all claims, damages, actions and suits (including all court costs and reasonable attorneys’ fees) arising out of or relating to any agreement by Lessor to pay a commission or other compensation to any broker, realtor, sales representative or agent in connection with this transaction. Lessee shall indemnify, defend and hold Lessor harmless of and from any and all claims, damages, actions and suits (including all court costs and reasonable attorney’s fees) arising out of or relating to any agreement by Lessee to pay a commission or other compensation to any broker, realtor, sales representative or agent in connection with this transaction. The indemnification provisions of this Section 27.9 shall survive the expiration or earlier termination of this Lease.

27.10 A memorandum of this Lease in recordable form (“Memorandum of Lease”), shall be recorded in the real property records on or about the Commencement Date. Lessor and Lessee shall execute a T.P. 584 transfer tax form (and, if applicable, a T.P. 584.1) in connection therewith, and shall execute an amended Memorandum of Lease in the event that Lessee determines that the description of the Premises is erroneous. Lessee shall pay all recording fees, and Lessor shall pay all transfer taxes, grantor’s tax, deed stamps and similar taxes when due (if any) respecting this Lease and the Memorandum of Lease. The Memorandum of Lease shall not include the amount of Rent or the amount of the purchase price set forth in Section 5.1 hereof.

27.11 Lessor and Lessee agree that adequate consideration supports this Lease.

27.12 Lessor and Lessee hereby agree that the non-prevailing party in any finally adjudicated legal proceeding between them shall pay the reasonable legal fees and disbursements of the prevailing party within thirty (30) days after receipt of a bill therefor. In the event Lessee claims or asserts that Lessor has violated or failed to perform a covenant of Lessor not to unreasonably withhold or delay Lessor’s consent or approval, or in any case where Lessor’s reasonableness in exercising its judgment is in issue, Lessee’s sole remedy shall be an action for specific performance, declaratory judgment or injunction, and in no event shall Lessee be entitled to any money damages for a breach of such covenant.

27.13 Lessor and Lessee hereby waive the right to a jury trial in any action, summary proceeding or legal proceeding between or among the parties hereto or their successors on any matters whatsoever arising out of or in any way connected to this Lease, the relationship of Lessor and Lessee, or Lessee’s use and occupancy of the Premises or Lessee’s right to occupy the Premises. Lessee hereby waives the right to interpose a counterclaim in any summary proceeding instituted by Lessor against Lessee or in any action instituted by Lessor for unpaid Rent or additional rent under this Lease, except for mandatory or compulsory counterclaims.

27.14 Upon Lessee’s request, Lessor and Lessee agree that the legal description of the Premises attached hereto as Exhibit “A” shall be revised or supplemented if reasonably required by Lessee in view of the survey and title commitment to be obtained by Lessee pursuant to Section 8 hereof.

27.15 References herein to the current owner of the Premises and the current manager of the Premises shall be deemed to refer to Hicksville Project LLC, Arredondo & Co. and Westy.

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above mentioned.

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By: SOVRAN HOLDINGS, INC., general partner

By:	/S/ David Rogers
	Name:	David Rogers
	Title:	Chief Executive Officer

By:	/S/ Paul T. Power
	Name:	Paul T. Power
	Title:	Executive Vice President of Real Estate Investment

THE 2000 TRUST FOR THE GRANDCHILDREN OF
CARLOS A. ARREDONDO AND MARI V.
ARREDONDO, CARLOS A. ARREDONDO,
TRUSTEE

By:	/S/ Carlos A. Arredondo
	Name:	Carlos A. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF
FABIOLA RAQUEL ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF
ELENA ISABEL ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF
MARISA VARA ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee

/S/ Elena I. Arredondo
Elena I. Arredondo

/S/ Fabiola R. Arredondo
Fabiola R. Arredondo

/S/ Marisa V. Arredondo
Marisa V. Arredondo

TRUST “B” FOR THE GRANDCHILDREN OF
FABIOLA R. ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST “C” FOR THE GRANDCHILDREN OF ELENA
I. ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST “D” FOR THE GRANDCHILDREN OF MARISA
V. ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee

EXHIBIT “A” TO LEASE

Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being at Hicksville, Town of Oyster Bay, County of Nassau and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of West Barclay Street, said point being distant from the northwest corner of West Barclay Street and Wyckoff Street on a bearing south 81 degrees 37 minutes west, a distance of 60.00 feet;

THENCE from said point south 81 degrees 37 minutes west along the northerly side of West Barclay Street, 395.47 feet to a point;

THENCE north 08 degrees 11 minutes 30 seconds west, a distance of 231.67 feet to the southerly side of West John Street;

THENCE north 81 degrees 37 minutes along the southerly side of West John Street, 446.34 feet to the southwest corner of West John Street and Wyckoff Street;

THENCE south 10 degrees 27 minutes east along the westerly side of Wykoff Street, 131.83 feet to a point;

THENCE south 81 degrees 37 minutes west, a distance of 60.00 feet to a point;

THENCE south 10 degrees 27 minutes east, parallel to the westerly side of Wyckoff Street, 100.00 feet to the point or place of BEGINNING.

EXHIBIT “B” TO LEASE

PURCHASE AGREEMENT

Lessor and Lessee, as defined in the Lease between Lessor and Lessee to which this Exhibit B is attached (“Sovran Lease”), have agreed in the Sovran Lease that the following terms and conditions are and shall be binding on Lessor and Lessee at such time as Lessee exercises the Purchase Option (as defined in the Sovran Lease) in accordance with the Sovran Lease:

1. DEFINITIONS

The following terms when used in this Agreement shall have the following meanings (capitalized terms used and not defined herein shall have the meanings ascribed to them in the Sovran Lease):

1.1 Property. Real property (“Site” or “Property”) identified in attached Schedule “A” and described in attached Schedule “A-1”, together with all of the rights and items set forth in Section 2.2 hereof, and including the amounts of leaseable square feet of existing, indoor self storage space as set forth in attached Schedule “A”.

1.2 Seller. Lessor under the Sovran Lease: The 2000 Trust For The Grandchildren Of Carlos A. Arredondo And Mari V. Arredondo, Carlos A. Arredondo, Trustee, Trust For The Benefit Of The Children Of Fabiola Raquel Arredondo, Trust For The Benefit Of The Children Of Elena Isabel Arredondo, Trust For The Benefit Of The Children Of Marisa Vara Arredondo, Elena I. Arredondo, Fabiola R. Arredondo, Marisa V. Arredondo, Trust “B” For The Grandchildren Of Fabiola R. Arredondo, Trust “C” For The Grandchildren Of Elena I. Arredondo And Trust “D” For The Grandchildren Of Marisa V. Arredondo.

1.3 Purchaser. Lessee under the Sovran Lease: Sovran Acquisition Limited Partnership.

1.4 Closing. The delivery to PURCHASER of the Deed, Bill of Sale and all other items required hereunder concurrently with the delivery of the adjusted Purchase Price to SELLER (or the Escrow Agent, as defined below).

1.5 Closing Date. The date upon which the Closing occurs as required in Section 9 hereof.

1.6 Deed. The bargain and sale deed (with covenant against grantor’s acts and with Section 13 Lien Law covenant) pursuant to which the Site shall be conveyed to PURCHASER.

1.7 Bill of Sale. The bill of sale (with warranties of title) pursuant to which SELLER shall convey to PURCHASER all of the personal property owned by SELLER and attached to or located at the Property, including office furniture, office equipment, maintenance equipment, security systems and appliances (collectively “Personal Property”). A list of some of the specific items of the Personal Property is attached hereto as Schedule “B”, which list may be modified so as to ensure that all Personal Property is transferred to PURCHASER.

1.8 Escrow Agent. Fidelity National Title Group/Chicago Title Insurance Company, Two Gateway Center, Suite 1900, 603 Stanwix Street, Pittsburgh, Pennsylvania 15222-1402, Attention: William J. Weinheimer, Escrow Officer/Closer, Telephone (412) 904-6891.

2. PURCHASE AND SALE

2.1 (a) Subject to the provisions of this Agreement, SELLER hereby agrees to sell to PURCHASER, and PURCHASER hereby agrees to purchase from SELLER, the Property and the Personal Property for the total purchase price (“Purchase Price”) of THIRTY-TWO MILLION NINE HUNDRED FIFTY THOUSAND AND 00/100 UNITED STATES DOLLARS ($32,950,000 U.S.) upon and subject to the terms and conditions hereinafter set forth. The Purchase Price is allocated in the attached Schedule A.

(b) Provided that SELLER complies with all of its obligations hereunder, PURCHASER shall pay the Purchase Price to SELLER by wire transfer through the Escrow Agent’s account, subject to all adjustments required by this Agreement.

(c) PURCHASER shall pay any sales tax due on the portion of the Purchase Price allocated to Personal Property either, at PURCHASER’s option, to SELLER or directly to the applicable State taxing authority.

2.2 The Property includes:

(a) All buildings and improvements located on the Property;

(b) All right-of-ways, alleys, privileges, easements and appurtenances which are on or benefit the Property;

(c) All right, title and interest of SELLER, in any land lying in the bed of any public or private street or highway, opened or proposed, in front of or adjoining the Property to the center line thereof;

(d) All right, title and interest to any unpaid award to which SELLER (or any person or entity comprising SELLER) may be entitled (i) due to the taking by condemnation or eminent domain of any right, title or interest of SELLER (or any person or entity comprising SELLER) in the Property and (ii) for any damage to the Property due to the change of grade of any street or highway;

(e) All rights under any assignable licenses, permits, variances, approvals (including building permits and site plan approvals) and similar authorizations with respect to or affecting the Property (each a “Permit” and collectively “Permits”), it being understood that PURCHASER may decide in its sole discretion not to accept an assignment of any one (1) or more of the Permits;

(f) All right, title and interest under all leases affecting the Property (each a “Lease” and collectively “Leases”);

(g) All rights under any of SELLER’s assignable service contracts and warranties with respect to the Property that PURCHASER has not already assumed, which PURCHASER may decide in its sole discretion to assume or not assume (each a “Contract” and collectively “Contracts”);

(h) Any oil, gas and mineral rights with respect to Property;

(i) SELLER’s goodwill (provided that PURCHASER is assuming absolutely no obligations or liabilities of SELLER, or any person or entity comprising SELLER, that are not expressly assumed by PURCHASER hereunder); and

2.3 PURCHASER shall not assume, be bound by, be obligated to pay, perform, discharge or be liable for Excluded Liabilities. PURCHASER shall only be responsible for Assumed Obligations.

3. CONTINGENCIES

3.1 SELLER shall (at SELLER’s sole cost and expense) take all necessary steps to satisfy, terminate, discharge and defease all mortgages, deeds of trust, assignments of leases and rents, security agreements, UCC financing statements and all other financing liens encumbering the Site and Personal Property (collectively “Financing Liens”) of record, on or before the Closing, such that the Financing Liens shall no longer encumber the Property, the Site, or any portion thereof, and any and all enforcement proceedings respecting the Financing Liens (such as foreclosure actions) shall be discontinued with prejudice, and all notices of pendency shall be cancelled (and same not being raised as an exception to title shall be deemed Lessor’s compliance). The provisions of this Section 3.1 shall survive Closing.

3.2 PURCHASER’s obligations hereunder are expressly subject to, conditioned upon and contingent upon (a) SELLER’s ability to deliver to PURCHASER and the delivery to PURCHASER of (i) good, marketable and insurable fee simple title to the Property, free and clear of Financing Liens, (ii) good and lien free title to the Personal Property; (b) SELLER furnishing PURCHASER with all necessary approvals, consents and resolutions of the trustees of the trusts comprising SELLER authorizing the transactions contemplated hereby; and (c) the provisions of Section 5.3 hereof having been fulfilled. The aforementioned contingencies are for the exclusive benefit of PURCHASER, and may be waived by PURCHASER only, in whole or in part, in writing. In the event that all such contingencies are not satisfied or waived by PURCHASER in writing in accordance with the terms of this Agreement, PURCHASER may, as its sole right and remedy, terminate the Sovran Lease and this Agreement by providing written notice to SELLER no later than three (3) business days following the date established for Closing hereunder, whereupon neither SELLER nor PURCHASER shall have any further claim against the other, except for claims which by their terms survive the termination thereof.

3.3 Intentionally Omitted.

3.4 To the extent applicable after the Commencement Date (as defined in the Sovran Lease), SELLER shall cooperate with PURCHASER, and shall furnish PURCHASER with all information and materials reasonably requested by PURCHASER, including information and materials as may be required by PURCHASER’s auditors and/or in connection with requirements of the Securities and Exchange Commission and any public filing required, applicable to PURCHASER and/or its affiliates. Notwithstanding anything to the contrary herein, nothing in the Agreement shall prohibit, and PURCHASER may make, disclosures in connection with all of the foregoing in this Section 3.4.

4. SELLER’S WARRANTIES AND REPRESENTATIONS

4.1 SELLER hereby reaffirms the truth, accuracy and completeness of the representations and warranties of SELLER set forth in the Sovran Lease with respect to its status and authority, which representations and warranties are now true, shall remain true from the date hereof through and including the Closing Date and are hereby incorporated into this Agreement.

4.2 In the event that SELLER (or any person or entity comprising SELLER) learns that any of the representations and warranties contained in or referred to in the Sovran Lease with respect to SELLER’S status and authority which survived the Commencement Date and/or this Agreement is or will become inaccurate, SELLER shall give immediate detailed written notice thereto to PURCHASER.

4.3 If any representation or warranty of SELLER herein with respect to status and authority becomes untrue or materially inaccurate prior to Closing, PURCHASER may terminate the Sovran Lease and this Agreement upon written notice to SELLER, and if any such representation or warranty is untrue or materially inaccurate as of the date that SELLER executed the Sovran Lease or becomes untrue or materially inaccurate through an act or omission of any of the persons or entities comprising SELLER, PURCHASER may terminate the Sovran Lease and this Agreement upon written notice to SELLER, and may recover from SELLER, and SELLER shall be obligated to pay PURCHASER, all documented costs and expenses (including attorneys’ fees) incurred by PURCHASER in connection with the Sovran Lease and this Agreement consistent with Section 10.2 of this Agreement.

4.4 SELLER’s representations and warranties shall survive the Closing and the delivery of the Deed for a period of twelve (12) months from the Closing Date.

5. DELIVERIES AND COVENANTS

5.1 SELLER shall convey good, marketable and insurable fee simple title to the Property and shall convey lien-free title to the Personal Property, to PURCHASER on the Closing Date. On the Closing Date, SELLER shall deliver to PURCHASER, the following:

(a) The Deed (which shall contain the record/historical legal descriptions of the Site and the metes and bounds measured legal descriptions of the Site prepared by PURCHASER’s surveyor, and shown on the survey obtained by PURCHASER, and which shall include all rights under beneficial easements provided that SELLER may convey the metes and bounds, measured legal description via a separate quitclaim deed), together with a T.P. 584 transfer tax form and an RP-5217 transfer report (equalization) form. SELLER shall furnish PURCHASER with a proposed Deed and the aforementioned forms for review at least five (5) business days prior to the Closing Date.

(b) The Bill of Sale in the form attached hereto as Schedule “D”.

(c) Assignment and Assumption Agreements (to be executed by both SELLER and PURCHASER) in the form attached hereto as Schedule “E”, pursuant to which SELLER shall assign, and reaffirm its assignment, to PURCHASER and PURCHASER shall assume all of rights under all Permits, Leases and Contracts to be assigned to PURCHASER in accordance with the terms hereof.

(d) Certificate and Indemnity regarding sales tax, use tax, employment and excise tax (collectively “Sales Tax”) in the form attached hereto as Schedule “F”.

(e) Intentionally Omitted.

(f) Evidence of the existence, authority and good standing of all of the trust entities comprising SELLER, including but not limited to relevant excerpts from trust agreements and instruments (from which PURCHASER’s counsel and the Escrow Agent can determine whether the trust entities comprising SELLER were duly formed and exist, and that this transaction has been duly authorized), consents or resolutions of the trustees and any others who must authorize this transaction, and such other documentation, as may be required by the Escrow Agent and/or PURCHASER’s counsel so as to evidence due authorization of the transaction contemplated herein. SELLER shall furnish PURCHASER with copies of all of the aforementioned documentation for review at least five (5) business days prior to the Closing Date.

(g) Certificates from each person and entity comprising SELLER in the form attached as Schedule “H” with respect to compliance with FIRPTA, and all certificates reasonably required by the Escrow Agent, including but not limited to title certificates and gap indemnities in the form reasonably acceptable to SELLER.

(h) Possession of the Property free and clear of all parties in possession except tenants under the Leases and the Sovran Lease.

(i) Intentionally Omitted.

(j) A certificate executed by SELLER certifying that all representations and warranties of SELLER in the Sovran Lease pertaining to the status and authority of SELLER remain true and correct in all material respects as of the Closing Date.

(k) Intentionally Omitted.

(l) Such other certificates, permits and approvals required by law that are imposed on, or customarily furnished by, a seller of real property.

(m) Satisfactions, discharges and terminations of all Financing Liens, in recordable form, to be delivered to, and held in escrow by, the Escrow Agent pending Closing or customary pay off letters from SELLER’s lenders sufficient for the Escrow Agent to pay off the Financing Liens from the sale proceeds due SELLER at Closing and to omit all exceptions for the Financing Liens from PURCHASER’s title insurance policies.

(n) If not already delivered pursuant to the Sovran Lease, the Non-Competition Agreement (as defined in the Sovran Lease). If requested by PURCHASER, SELLER (Carlos A. Arredondo) shall reaffirm the Non-Competition Agreement for the balance of the term thereof prior to Closing.

5.2 PURCHASER may raise title objections (including but not limited to any one (1) or more liens, encumbrances, covenants, easements, restrictions, rights of way, mortgages or other recorded matters or title exceptions affecting the Property) that arise subsequent to the issuance of the title commitment, survey and/or leasehold title insurance policy obtained by PURCHASER pursuant to the Sovran Lease, and may terminate the Sovran Lease and this Agreement, without any consent or instruction of SELLER, if such title objections at Closing are other than Permitted Encumbrances and are not cured by SELLER at or prior to Closing.

5.3 PURCHASER may file bulk sale notices with the New York State Department of Taxation and Finance (“NYS-DTF”), and agrees to provide copies of such filing to SELLER. If PURCHASER files bulk sales notices, PURCHASER shall notify SELLER of (and shall provide SELLER with a copy of) PURCHASER’s receipt, prior to Closing, of a tax release form(s) or tax clearance certificate(s) (each a “NY Tax Clearance Certificate” and collectively “NY Tax Clearance Certificates”) or any written or oral notice(s) that any sales or use taxes (collectively “Taxes”) are due or any other material correspondence or communication received from the NYS-DTF (each a “NY Tax Notice” and collectively “NY Tax Notices”). In the event that any NY Tax Notice states that any Taxes are owed, PURCHASER may on prior notice to SELLER deduct the amount so owed from the adjusted Purchase Price to be delivered to SELLER on the Closing Date, and remit such amount to NYS-DTF, or PURCHASER may require SELLER to pay such Taxes directly to NYS-DTF no later than the Closing Date. PURCHASER may prepay the sales tax due on the Personal Property to be transferred by SELLER to PURCHASER in accordance with this Agreement in order to obtain one or more NY Tax Notices prior to the Closing Date. In the event that PURCHASER does not receive a NY Tax Clearance Certificate prior to the Closing Date, SELLER hereby acknowledges and agrees that, at Closing, PURCHASER may withhold from the adjusted Purchase Price, and deliver to the Escrow Agent, an amount required by the NYS-DTF or an amount reasonably estimated by PURCHASER and agreed to by SELLER (in SELLER’s reasonable discretion) to cover any potential outstanding tax liability for the period ending on the Closing Date (“Bulk Sale Funds”), which amount shall be held by the Escrow Agent pursuant to and in accordance with the provisions of a separate escrow agreement entered into as of the Closing Date by and among SELLER, PURCHASER and the Escrow Agent, which escrow agreement shall provide, inter alia, that the Bulk Sale Funds shall be held by the Escrow Agent until the date on which a NY Tax Clearance Certificate shall be issued by NYS-DTF and received by PURCHASER with respect to the sale of the Site; provided, however, that if a NY Tax Notice is issued and received by PURCHASER showing that any sales, use and/or taxes are due, the Escrow Agent shall release the Bulk Sale Funds, or the requisite portion thereof, to satisfy all unpaid taxes set forth in the Tax Notice, and if no amount is due as reflected in a NY Tax Clearance Certificate or NY Tax Notice the Bulk Sale Funds, or the remaining portion thereof, shall be returned to SELLER. If the Bulk Sale Funds are insufficient to pay the amount of unpaid taxes set forth in the Tax Notice, SELLER shall promptly remit the difference to the Escrow Agent, who shall release the same to NYS-DTF. The NY Tax Notices and the NY Tax Clearance Certificates shall address and cover all taxes that are due from SELLER and/or SELLER’s predecessors in title. SELLER shall take all steps necessary to obtain a NY Tax Notice and a NY Tax Clearance Certificate respecting its predecessors in title. SELLER shall provide PURCHASER with proof of payment of all Taxes which SELLER (or its predecessor in title) should have been collecting and remitting as may be required by law, including such Taxes due in connection with the sale of inventory, merchandise and goods such as boxes and locks, the rental of self storage units, and the rental of parking spaces. This Section 5.3 shall survive the Closing and the delivery of the Deed.

6. RISK OF LOSS

INTENTIONALLY OMITTED.

7. CONDITIONS PRECEDENT TO CLOSING

PURCHASER shall not be obligated to close under this Agreement unless each of the following conditions precedent shall be satisfied or waived by PURCHASER, in writing, on or prior to the Closing Date:

(a) No Breach. SELLER and each person and entity comprising SELLER shall not be in breach of the Sovran Lease or this Agreement.

(b) Title Policy. The Escrow Agent shall be prepared to issue, upon PURCHASER’S payment of the title premiums and charges therefor, a current ALTA owner’s title insurance policy covering the Site, subject to Permitted Encumbrances, but subject to no new lien or encumbrance not set forth in the leasehold title insurance policy obtained by PURCHASER in connection with the Sovran Lease except for the IDA Documents and liens or encumbrances caused by PURCHASER.

(c) Accuracy of Representations. The representations and warranties in the Sovran Lease as to the status and authority of SELLER shall be true and correct in all material respects on and as of the Closing Date as if they were made on the Closing Date.

(d) Fulfillment of Covenants. SELLER shall have performed all of SELLER’s obligations and agreements hereunder and under the Sovran Lease, and shall have complied with all of SELLER’s covenants hereunder and under the Sovran Lease.

(e) Material Change. There shall not have occurred (i) a release of Hazardous Materials at the Site by Lessor after the Commencement Date or (ii) other than Permitted Encumbrances, a change in status of fee title to all or any part of the Property caused by any act or omission of Lessor.

(f) Deliveries. SELLER shall have furnished and delivered to PURCHASER all of the documents, materials and other items required hereunder.

(g) Contingencies. The satisfaction or written waiver by PURCHASER of all the contingencies set forth herein.

All of the aforementioned conditions precedent are for the sole benefit of PURCHASER. In the event that all of the aforementioned conditions precedent are not satisfied or waived in writing by PURCHASER, prior to the Closing Date, PURCHASER may terminate the Sovran Lease and this Agreement by providing written notice to SELLER. To the extent that such a failure of a condition precedent arises out of a breach or default by SELLER hereunder, PURCHASER shall be afforded the remedies set forth in Section 10.2 hereof.

8. ADJUSTMENTS

As adjustments and prorations were done pursuant to the terms of the Sovran Lease, there are no adjustments other than for monthly Rent under the Sovran Lease.

9. CLOSING DATE

The Closing will take place on or about the first business day which occurs ninety (90) days after PURCHASER exercises the Purchase Option but no earlier than February 2, 2015 and no later than September 2, 2016. The Closing will take place via e-mail and overnight courier through the Escrow Agent.

10. BREACH

10.1 If PURCHASER shall breach or default under this Agreement (and SELLER is not in breach hereof), SELLER’s sole, exclusive and entire right and remedy shall be termination of this Agreement by SELLER. PURCHASER shall have no other responsibility or liability of any kind to SELLER by virtue of such breach.

10.2 If SELLER, or any of the persons or entities comprising SELLER, shall breach or default under this Agreement or fail to convey title to Property in accordance with this Agreement (and PURCHASER is not in breach hereof), PURCHASER may in its sole discretion either (a) enforce this Agreement by specific performance or (b) terminate the Sovran Lease and this Agreement on written notice to SELLER, and PURCHASER may recover from SELLER, and SELLER shall promptly pay to PURCHASER, all costs and expenses (including attorneys’ fees, court costs, disbursements and costs of appeal) incurred by PURCHASER in connection with the Sovran Lease (excluding Rent) and this Agreement.

11. ASSIGNMENT

PURCHASER may not assign this Agreement without the prior consent of SELLER. SELLER agrees to accept a letter of direction from PURCHASER at closing with respect to conveyance of the property to an entity other than PURCHASER.

12. BROKER

The parties hereto represent and warrant to one another that there has been no broker, realtor, sales representative, consultant or agent involved in this transaction who would be entitled to a fee or commission of any kind, except Locke Acquisition Group, LLC (“Locke”) (whose entire commission and fee PURCHASER shall pay pursuant to the terms of a separate agreement). SELLER shall indemnify, defend and hold PURCHASER harmless of and from any and all claims, damages, actions and suits (including all court costs and reasonable attorneys’ fees) arising out of or relating to any agreement by SELLER to pay a commission or other compensation to any broker, realtor, sales representative or agent in connection with this transaction. PURCHASER shall indemnify, defend and hold SELLER harmless of and from any and all claims, damages, actions and suits (including all court costs and reasonable attorney’s fees) arising out of or relating to any agreement by PURCHASER to pay a commission or other compensation to any broker, realtor, sales representative or agent in connection with this transaction. The provisions of this Section 12 shall survive the Closing.

13. COSTS AND ALLOCATIONS

PURCHASER shall pay the costs and expenses related to the UCC and other searches, as well as fees, costs and expenses related to the IDA Documents and financial assistance provided by the IDA to PURCHASER. PURCHASER shall pay the costs and expenses related to any environmental Phase I ordered by PURCHASER. PURCHASER shall pay all expenses related to PURCHASER’s updated survey and PURCHASER’s policy of owner’s title insurance, as well as all fees for endorsements, unless the Closing does not occur due to SELLER’s breach, in which case SELLER shall pay all survey costs, title search costs and title cancellation charges in accordance with Section 10.2 hereof. SELLER shall pay all costs necessary for the recording of documents necessary to clear title to the Property. PURCHASER shall pay for the recording of the Deed and the filing of the RP-5217 transfer report (equalization) forms and T.P. 584 transfer tax forms. PURCHASER shall pay all grantor’s taxes, transfer or conveyance taxes, deed stamps and similar taxes in connection with the transfer of the Property by Deed (jointly and severally, the “Conveyance Taxes”), and PURCHASER will be entitled to the benefit of any reduction based on transfer tax paid in connection with the Sovran Lease. PURCHASER shall indemnify SELLER from and against any claims (“Claims”) made by the taxing authorities with respect to the Conveyance Taxes applicable to the transfer of the Property by Deed pursuant to this Agreement and not paid by PURCHASER. SELLER shall provide PURCHASER with a copy of any notice, deficiency assessment, or other writing received by SELLER from the relevant taxing authorities with respect to such Claims for Conveyance Taxes within ten (10) business days after SELLER’S receipt thereof, and PURCHASER shall have the right to defend SELLER against any such Claims with respect to Conveyance Taxes with counsel of PURCHASER’S choice reasonably satisfactory to SELLER. SELLER shall also pay any and all costs, fees, premiums, principal, interest, penalties and expenses relating to and necessary for the satisfaction, termination, discharge and/or defeasance of the Financing Liens. SELLER and PURCHASER shall share equally the Escrow Agent’s reasonable fees (if any) in connection with the Closing, except with respect to any fees, costs and expenses concerning any tax-deferred exchange, if any, which shall be paid solely by SELLER. All other costs not specifically addressed herein shall be borne by the party incurring such cost. This Section 13 shall survive the Closing and the delivery of the Deed.

14. ENFORCEABILITY

If any provision in this Agreement shall be held to be excessively broad, it shall be construed, by limiting and reducing it, to be enforceable to the extent compatible with applicable law, provided that such enforcement comports with the parties’ intentions as set forth in this Agreement. The terms of this Agreement shall not be construed against PURCHASER despite the fact that PURCHASER and its counsel prepared it.

15. INDEMNIFICATION

Following Closing, SELLER shall reimburse PURCHASER, and shall hold harmless, indemnify and defend PURCHASER, from and against, any and all losses, costs, expenses, obligations, claims, demands, debts, liabilities and damages (collectively “Losses”) incurred by PURCHASER in connection with Losses resulting from or relating to (i) any one (1) or more Excluded Liabilities, (ii) any and all Taxes or other tax owed by SELLER, any person or entity comprising SELLER, or any predecessor to such entities and (iii) any non-fulfillment of any indemnity obligation of SELLER hereunder, in the Sovran Lease or in any other document delivered in connection with this Agreement.

16. FURTHER ASSURANCES

From time to time after the Closing Date, SELLER will execute all such instruments and take all such actions as PURCHASER shall reasonably request in order to ensure that PURCHASER receives the full benefit of the Property, Personal Property and the transactions contemplated by this Agreement. SELLER and PURCHASER shall also execute and deliver to the appropriate other party such other instruments as may be reasonably required in connection with the performance of this Agreement and each shall take all further actions as may be reasonably required to carry out the transactions contemplated by this Agreement.

17. SURVIVAL

The representations and warranties of SELLER referred to in Section 5.1(j) hereof and the indemnification obligation set forth in Section 15 hereof shall survive the Closing and the delivery of the Deed for twelve (12) months. A timely claim hereunder shall be deemed to have been made if written notice is given to SELLER within such 12-month period.

18. OFF MARKET

(a) While this Agreement is in effect, neither the Property nor any part thereof may be listed or offered for sale or lease; nor may any third party offer involving all or any portion of the Property or Personal Property be sought or solicited. While this Agreement is in effect, neither SELLER nor any person or entity comprising SELLER, may accept or enter into any option, right of first refusal, letter of intent, memorandum of understanding, lease agreement, offer or contract respecting the Property.

(b) While this Agreement is in effect, neither SELLER, nor any of the persons or entities comprising SELLER shall (i) solicit or encourage inquiries or proposals with respect to the Property or any portion thereof, (ii) engage in any negotiations concerning the Property or any portion thereof, (iii) provide any confidential information to, or disclose this Agreement and/or its terms to, any third party or (iv) negotiate the sale of the Property, or any part thereof, with any person or entity.

(c) PURCHASER may enforce the provisions of this Section 18 at law or in equity, including by way of injunction.

19. NOTICE

All notices, requests, demands, and other communications pertaining to this Agreement shall be in writing and shall be deemed duly given and effective (a) on the day when sent by facsimile transmission with receipt, or (b) on the day when sent by e-mail, or (c) on the day when delivered personally or delivery is refused (which shall include delivery by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) addressed as follows:

PURCHASER:	SOVRAN ACQUISITION LIMITED
PARTNERSHIP
6467 Main Street
Buffalo, New York 14221
Attention: Sandra L. Herberger
Fax: (716) 630-5120
E-mail: sherberger@sovranss.com

With a Copy to:	JOHN A. PAPPANO, ESQ.
Phillips Lytle LLP
3400 HSBC Center
Buffalo, New York 14203
Fax: (716) 852-6100
E-mail: jpappano@phillipslytle.com

SELLER:	C/O ARREDONDO HOLDINGS
35 Field Point Circle
Greenwich, Connecticut 06830
Attention: Carlos A. Arredondo
Fax: (203) 661-5281
E-mail: carredon@optonline.net

With a Copy to:	MARINA RABINOVICH, ESQ.
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103
Fax: (212) 753-5044
E-mail: mrabinovich@schiffhardin.com

Notices shall be deemed effective if given by the parties’ counsel.

20. GOVERNING LAW; PREVAILING ENTITY

(a) This Agreement shall be governed by the laws of the State in which the Property is located.

(b) In the event that any dispute arises in connection with this Agreement, the non-prevailing party shall pay the prevailing party’s costs and expenses, including reasonable attorneys’ fees, in connection with any judicial or non-judicial dispute resolution.

21. ENTIRE AGREEMENT

All prior understandings and agreements between SELLER and PURCHASER are set forth in the Sovran Lease and this Agreement. This Agreement and the Sovran Lease completely expresses their full agreement.

22. NO ORAL CHANGE

This Agreement may not be amended or terminated orally. Any and all amendments to this Agreement must be in writing and signed by both SELLER and PURCHASER.

23. SUCCESSORS

This Agreement shall bind, and shall inure to the benefit of, SELLER and PURCHASER, and the respective distributees, executors, administrators, heirs, personal representatives, trustees, beneficiaries, successors and assigns of SELLER and PURCHASER.

24. COUNTERPARTS; CAPTIONS

This Agreement may be signed in counterparts, and by facsimile or e-mail signatures, which originals, facsimile and/or e-mail counterparts shall be deemed originals for all purposes, and which together shall be deemed one agreement. Captions and headings in this Agreement are for convenience only, and shall not be interpreted to limit the scope or meaning of any provision hereof.

25. EMPLOYEES/BUILDING PLANS

For a period of two (2) years following the Commencement Date as defined in the Sovran Lease, PURCHASER shall not knowingly hire any one or more employees of (a) the owner of the Property (Hicksville Project LLC) from whom SELLER acquired the Property, (b) Arredondo & Co. or (c) Westy. PURCHASER shall have no obligations or liabilities respecting any of the aforementioned employees. PURCHASER shall have no obligation whatsoever to hire any of the aforementioned employees. PURCHASER shall not utilize any drawings or plans that were used for purposes of the design and construction of the buildings or improvements on the Premises in connection with any design or construction of buildings or improvements by PURCHASER at PURCHASER’s other properties as Arredondo & Co., L.L.C. retains sole ownership of all rights to the building plans of the Premises whether or not they are copyrighted. PURCHASER will not construct any buildings that are “substantially similar” to the Premises as the term “substantially similar” is defined in U.S. Copyright Statute.

26. CONSTRUCTION AND OTHER PROVISIONS

(a) Wherever appropriate in this Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of each gender shall be deemed to comprehend either or both of the other genders. As used in this Agreement, the terms “herein”, “hereof” and the like refer to this Agreement in its entirety and not to any specific section or subsection.

(b) If any provisions of this Agreement or any escrow instructions signed pursuant to this Agreement are held by a court of competent jurisdiction to be invalid, this determination shall not affect the validity of the remaining provisions of this Agreement.

(c) The waiver by one party of the performance of any agreement, condition, or obligation under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by that party of any other agreement, condition, or obligation under this Agreement. The waiver by either or both parties of the time for performing any act required by this Agreement shall not constitute a waiver of the time for performing any other act required to be performed at a later time.

27. TAX-DEFERRED EXCHANGE

PURCHASER understands that the transaction contemplated hereby may be part of SELLER’s tax-deferred exchange under Section 1031 of the Internal Revenue Code. PURCHASER shall provide reasonable cooperation to SELLER in connection with any desire by SELLER to elect to qualify the sale of the Property or the Site as a tax-deferred exchange under Section 1031 of the Internal Revenue Code including execution and delivery of documents and instruments required by the qualified intermediary; provided, however, that in connection with such tax-deferred exchange (a) PURCHASER shall not incur any cost or expense whatsoever, (b) PURCHASER shall make no warranty or representation whatsoever concerning such tax-deferred exchange, including without limitation, the tax qualification or ramification thereof, (c) PURCHASER shall not be required to acquire title to any property other than the Property, (d) upon payment of the Purchase Price hereunder, PURCHASER shall be entitled to acquire the Property without condition, (e) PURCHASER shall incur absolutely no liability or obligation except as expressly set forth herein and (f) SELLER shall not be relieved or released from any liabilities or obligations hereunder.

SCHEDULE A TO PURCHASE AGREEMENT

DESCRIPTION OF REAL ESTATE

AND ALLOCATION OF PRICE

Property	Total	Real Property	Non-Compete	Goodwill

Westy Self Storage - Hicksville 65 West John Street Hicksville, New York 11801 129,460± rentable square feet of indoor self storage space	$32,950,000	$23,065,000	$5,000	$9,880,000

The Property is legally described and/or depicted in attached Schedule “A-1”. PURCHASER, however, shall have the right to review and approve the attached legal descriptions following PURCHASER’s receipt of the updated title commitment and updated survey.

SCHEDULE A-1 TO PURCHASE AGREEMENT

[Legal Description]

ALL that certain plot, piece or parcel of land, situate, lying and being at Hicksville, Town of Oyster Bay, County of Nassau and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of West Barclay Street, said point being distant from the northwest corner of West Barclay Street and Wyckoff Street on a bearing south 81 degrees 37 minutes west, a distance of 60.00 feet;

THENCE from said point south 81 degrees 37 minutes west along the northerly side of West Barclay Street, 395.47 feet to a point;

THENCE north 08 degrees 11 minutes 30 seconds west, a distance of 231.67 feet to the southerly side of West John Street;

THENCE north 81 degrees 37 minutes along the southerly side of West John Street, 446.34 feet to the southwest corner of West John Street and Wyckoff Street;

THENCE south 10 degrees 27 minutes east along the westerly side of Wykoff Street, 131.83 feet to a point;

THENCE south 81 degrees 37 minutes west, a distance of 60.00 feet to a point;

THENCE south 10 degrees 27 minutes east, parallel to the westerly side of Wyckoff Street, 100.00 feet to the point or place of BEGINNING.

SCHEDULE B TO PURCHASE AGREEMENT

[Personal Property]

A list shall be prepared by Seller and Purchaser for attachment to the Bill of Sale

SCHEDULE “C” TO PURCHASE AGREEMENT

Intentionally Omitted.

SCHEDULE “D” TO PURCHASE AGREEMENT

FORM OF BILL OF SALE

                     (“Seller”), for good and valuable consideration paid by SOVRAN ACQUISITION LIMITED PARTNERSHIP (“Buyer”), does hereby sell, grant, transfer, assign and convey to Buyer all of Seller’s right, title and interest in and to all of the following personal property owned by Seller that is located at, or used in connection with, the self storage facilities and real located at                      (“Property”), including the “Personal Property”:

1. All items listed in attached Schedule A;

2. To the extent assignable, all existing permits, approvals and licenses, including, without limitation, all use permits, variances, certificates of occupancy, building and other operating permits, franchise rights, construction permits, business registration and other occupancy permits, computer software licenses and other licenses related to or used in connection with the existing business operation on the Property; and

3. To the extent assignable, all existing guaranties and warranties (express or implied), if any, issued in connection with the construction, alteration, maintenance and repair of the Property. Plans and specifications all specifically excluded from this assignment.

Notwithstanding anything to the contrary herein, and except as set forth in the Sovran Lease, Buyer is not assuming, nor is Buyer liable for, any liability or obligation of Seller of any kind or nature whatsoever (whether accrued, absolute, contingent or otherwise), and Seller shall remain solely responsible for, all of Seller’s (and each of those persons and entities comprising Seller) liabilities and obligations (a) not expressly assumed by Buyer and/or (b) arising or accruing prior to the date that Buyer acquires title to the Property.

Seller warrants that it owns the Personal Property in its entirety, that there are no liens or encumbrances affecting the Personal Property, and that it is transferring title to the Personal Property free and clear of all such liens and encumbrances. Except for and subject to the representations and warranties set forth in the Lease dated as of             , 201     to which Seller and Buyer are parties, the Personal Property is being conveyed “As Is” and “With All Faults”, without any representations or warranties as to condition, merchantability or fitness for a particular purpose or otherwise.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed on this     day of             , 201    .

By:
Name:
Title:

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 201    , before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SCHEDULE A TO BILL OF SALE

SCHEDULE “E” TO PURCHASE AGREEMENT

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated             , 2013, by and between                      (“Assignor”) and SOVRAN ACQUISITION LIMITED PARTNERSHIP (“Assignee”).

RECITALS

A. Assignor is the owner of real property located at 65 West John Street, Hicksville, New York 11801 (“Premises”), which Premises have been leased by Assignor to Assignee pursuant to a lease dated             , 2013 (“Sovran Lease”).

B. The Premises are subject to the leases identified in attached Exhibit A (collectively “Leases”).

C. The Premises are affected by certain permits, licenses, approvals and certificates identified in attached Exhibit B (collectively “Permits”) granted by various governmental agencies which are necessary for the ownership, use and operation of the Premises.

D. The Premises are affected by certain contracts and agreements identified in annexed Exhibit C (collectively “Service Contracts”) relating to the ownership, use or operation of the Premises.

E. The Premises are affected by certain warranties and guaranties identified in attached Exhibit D (collectively “Guaranties”).

F. Assignee wishes to acquire any and all rights of Assignor under the Leases, Permits, Guaranties and Service Contracts, as well as Assignor’s telephone numbers and fax numbers.

NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

(1) Assignor hereby assigns, transfers and sets over to Assignee, and hereby ratifies and reaffirms the assignment by Assignor to Assignee in the Sovran Lease of, all of Assignor’s right, title and interest in, and Assignee hereby accepts the assignment of, the Leases, Permits, Service Contracts and Guaranties, as well as Assignor’s telephone numbers and fax numbers.

(2) Assignee hereby confirms assumption of all of the covenants, duties and obligations under the Leases, Permits and Service Contracts first arising after the Commencement Date of the Sovran Lease.

(3) This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(4) This Assignment shall not be construed against Assignee despite the fact that Assignee prepared it.

(5) This Assignment may be executed in counterparts, each of which shall be deemed an original and which, when taken together, shall constitute a single instrument.

(6) Assignor and Assignee shall execute and deliver to the other any further instruments of conveyance, sale, assignment or transfer as may be reasonably necessary to effect the purposes of this Assignment.

(7) This Assignment may be modified only in writing, signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first above written.

By:
Name:
Title:

SOVRAN ACQUISITION LIMITED PARTNERSHIP
By: SOVRAN HOLDINGS, INC., its general partner

By:
Name:
Title:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

[LEASES]

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION AGREEMENT

[PERMITS, LICENSES, CERTIFICATES]

Certificate(s) of Occupancy

EXHIBIT C TO ASSIGNMENT AND ASSUMPTION AGREEMENT

(Service Contracts)

EXHIBIT D TO ASSIGNMENT AND ASSUMPTION AGREEMENT

(Guaranties)

SCHEDULE “F” TO PURCHASE AGREEMENT

FORM OF CERTIFICATE AND INDEMNITY

The undersigned persons and entities (collectively “Seller”) hereby certify to SOVRAN ACQUISITION LIMITED PARTNERSHIP (“Buyer”) that all sales taxes, excise taxes, use taxes, employment taxes and other taxes, if any (collectively “Taxes”) due from Seller and Seller’s predecessor in title in connection with the ownership and/or operation of the self storage facility known as Westy Self Storage located at                      (“Facility”) prior to the Commencement Date are current, including but not limited to any and all Taxes due in connection with (i) the sale of personal property such as inventory and merchandise, (ii) the furnishing of services, (iii) the leasing of outdoor parking spaces and (iv) the rents collected on self storage units. The undersigned hereby jointly and severally indemnify, defend and hold Buyer harmless from and against, and agree to reimburse Buyer for, any and all claims, liabilities, losses, damages and expenses (including interest, penalties, reasonable attorneys’ fees, disbursements, court costs and costs of appeal) in connection with the failure by Seller and Seller’s predecessors in title to pay any and all Taxes due in connection with the ownership and/or operation of the Facility, including subsections (i) through (iv) above, that were due and payable for the period of time prior to the Commencement Date (as that term is defined in the Lease between Buyer and the undersigned dated             , 2013).

By
Name:
Title:

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SCHEDULE “G” TO PURCHASE AGREEMENT

Intentionally Omitted.

SCHEDULE “H” TO PURCHASE AGREEMENT

FORM OF FIRPTA CERTIFICATE

Each person and entity comprising Seller shall execute a FIRPTA Certificate

SELLER’S CERTIFICATE UNDER

INTERNAL REVENUE CODE SECTION

1445 (FIRPTA)

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign entity. To inform the transferee (buyer) that withholding of tax is not required upon disposition of a U.S. real property interest, the undersigned hereby certify to SOVRAN ACQUISITION LIMITED PARTNERSHIP (transferee) the following:

1.                      is a                      [limited liability company] [partnership] [corporation] [person] [trust] and is not a non-resident alien or foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations) and is not a disregarded entity as defined in 26 CFR § 1.1445-2(b)(2)(iii).

2. The U.S. taxpayer identification number/social security number of                      is as follows:                     .

3. This certification may be disclosed to the Internal Revenue Service by the transferee, and any false statement made herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned declare that the undersigned have examined this certification, and it is true, correct, and complete.

Dated:             , 2013

By:
Name:
Title:

Sworn to before me this
day of , 2013

Notary Public

EXHIBIT “C” TO LEASE

Property Information on each Property for new Operator (electronic copies – in pdf, excel and other format files where possible):

1. All, as of July 31, 2013, tenant occupancy agreements including phone numbers, addresses (and change of address cards) and email addresses and any tenant signed documents.

2. Service contracts: trash removal, lawn maintenance, auctioneer, energy contracts (if any).

3. Permits and/or last inspection report for building, elevator, fire inspections, etc.

4. Current business license.

5. Original site plan.

6. Existing surveys (if available); or site layout plan depicting each building and number of spaces in each.

7. Units mix of each building.

8. Certificate of occupancy for each building, land use permit, special use permit, zoning permit, variances, etc. (as applicable).

9. Environmental reports/property condition reports (if available).

10. May, June, July 2013 utility invoices (electric, water, phone, gas) with service provider phone numbers.

11. Registration account number for sales tax and state unemployment.

12. Monthly operating (income and expense) statements for 2012 and year to date 2013 (through July 31).

13. General ledger activity detail for all balance sheet and income and expense accounts for 2012 and year to date 2013 (through July 2013).

14. All property expense invoices for 2012 and year to date 2013 (through July 31).

15. Property management computer monthly summary reports for 2012 and year to date 2013 (through July 31).

16. Prior two years of financial statements - balance sheet and operating statements for 12/31/11 and 12/31/12.

17. Accounts receivable detail at 12/31/12 and year to date 2013 (through July 31).

18. Accounts payable detail at 12/31/12 and year to date 2013 (through July 31).

19. Schedule of prepaid tenant rents, security deposits, and supporting documentation at 12/31/11 and 12/31/12 and year to date 2013 (through July 31).

20. Merchant credit card monthly statements for 2012 and year to date 2013 (through July 31).

21. Current month to date bank deposits (August and September 2013).

22. Insurance invoice detailing liability, umbrella and worker compensation expense, and Certificate of Insurance evidencing all liability and property damage coverage.

23. Auction information for 2012 and year to date 2013 (through July 31), including amounts owed, recovered and all auction expenses.

24. Printout showing occupied and vacant units in order to complete lock check.

25. Carlos Arredondo to use good faith efforts to obtain bank statements for 2012 and 2013 to date.

EXHIBIT “D” TO LEASE

NON-COMPETITION AGREEMENT

THIS NON-COMPETITION AGREEMENT, made and entered into as of the      day of             , 2013, among SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership, 6467 Main Street, Buffalo, New York 14221 (“Sovran”), THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE, TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO, TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO, TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO AND TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO, c/o ARREDONDO HOLDINGS, 35 FIELD POINT CIRCLE, GREENWICH, CONNECTICUT 06830 (each a “Trust” and collectively “Trusts”), CARLOS A. ARREDONDO, residing at                     , ELENA I. ARREDONDO, residing at                     , FABIOLA R. ARREDONDO, residing at                      and MARISA V. ARREDONDO, residing at                      (each an “Individual” and collectively “Individuals”).

RECITALS

WHEREAS, reference is made to a self storage facility (“Business”), located at 65 West John Street, Hicksville, New York 11801 (“Site” or “Property”) and as more fully described in the lease between the Trusts and the Individuals (except Carlos A. Arredondo) as lessor and Sovran, as lessee, dated             , 2013 (“Lease”);

WHEREAS, Sovran has an option to purchase the Property under the Lease;

WHEREAS, Carlos A. Arredondo has been involved in the management and operation of the Business and, directly or indirectly, the Trusts and Individuals will benefit from the lease and possible sale of the Property to Sovran; and

WHEREAS, as an inducement to Sovran to lease the Property, the Trusts and the Individuals agree to enter into and comply with the terms of this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Non-Competition.

(a) The Trusts, and the Individuals hereby covenant and agree that, for four (4) years immediately following the commencement of the term of the Lease (“Term”), they will not themselves or through their Affiliates (as hereinafter defined) construct, expand, develop, renovate, lease (as landlord or tenant, other than a lease of a self storage unit for use as a self storage unit), sublease (as sublessor or sublessee), own, manage, or operate a self-storage facility, or any facility similar thereto within a four (4) mile radius of the Site (“Radius”),

(b) An “Affiliate”, when used in this Agreement, shall mean any Person (as hereinafter defined) that directly or indirectly through one or more intermediaries controls, is controlled by or under common control with the Person specified. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of management and policies, whether through ownership of voting securities, by contract or otherwise. “Person” means any natural person, corporation, limited liability company, general partnership, limited partnership, limited liability partnership, proprietorship, joint venture, trust, association, union or other entity or business organization.

(c) The Trusts and the Individuals shall not, and shall cause the Affiliates not to, solicit, contact or communicate with any tenant, subtenant or occupant of the Site, either orally or in writing, regarding matters set forth in Section 1(a), without first obtaining the prior written consent of Sovran.

(d) Notwithstanding anything to the contrary herein, this Agreement shall not prohibit the Trusts or the Individuals and their Affiliates from investing in stocks or funds or Persons, or taking employment with or providing services to Persons, unaffiliated with the Trusts and/or the Individuals, which stocks or funds or Persons may have interests in or operate self storage sites located within the Radius.

(e) This Agreement shall terminate in the event that Sovran terminates the Lease or the Lease is otherwise terminated. This Agreement shall remain in full force and effect in accordance with its terms if the Lease remains in effect, and shall survive and continue to remain in effect in accordance with its terms if Sovran exercises its purchase option under the Lease and subsequently acquires the Property.

2. Attorneys’ Fees. Should Sovran, the Trusts or any Individual employ an attorney or attorneys to enforce any of the provisions hereof or to protect their interests in any manner arising under this Agreement, or to recover damages for the breach hereof, the nonprevailing party shall pay to the prevailing party all reasonable costs, damages and expenses, including attorneys’ fees, disbursements and court costs expended or incurred in connection therewith.

3. Counterparts. This Agreement may be signed in counterparts, and shall be fully effective if the signatories execute this Agreement in separate counterparts.

4. Assist. During the Term, the Trusts and the Individuals shall not take actions to circumvent the prohibitions of Section 1(a) of this Agreement.

5. Remedies. Sovran will suffer irreparable harm if this Agreement is breached. The parties hereto acknowledge and agree that it may be difficult or impossible to calculate and ascertain accurately or definitively the damages that would be sustained by Sovran as a result of a breach of this Agreement. The parties hereto agree that if Sovran should institute an action or proceeding to enforce the provisions hereof, Sovran shall be entitled to injunctive relief (in addition to all other remedies provided at law or in equity), and any party against whom such action or proceeding is brought hereby waives (a) the claim or defense that Sovran has an adequate remedy at law (and shall not urge in any action or proceeding the claim or defense that such a remedy at law exists) and (b) any requirement that Sovran post any bond in connection with obtaining such injunctive relief. Accordingly, Sovran shall have the right to seek a temporary restraining order and preliminary and permanent injunctions restraining and enjoining any one (1) or more of the Trusts, the Individuals and/or any family members of the Individuals as well as any Affiliate of any one (1) or more of the Trusts and/or any Individuals as the case may be, from initiating or continuing any breach of any provision of this Agreement, that such relief may be granted without the necessity of proving actual damages, and that, in connection with any such proceedings, the Trusts and the Individuals hereby waive the defense that Sovran has an adequate remedy at law. This provision with respect to injunctive relief shall not, however, diminish the right of Sovran to claim and recover damages in addition to injunctive relief. The obligations and liabilities of the Trusts and the Individuals hereunder shall be joint and several.

6. Severability; Validity. The invalidity or unenforceability of any one or more of the particular provisions of this Agreement shall not affect the enforceability of the other provisions hereof, all of which are inserted conditionally on their being valid in law, and in the event one or more provisions contained herein shall be invalid, this Agreement shall be construed as if such invalid provision had not been inserted; provided, however, that if such invalidity shall be caused by any value, any price, the length of any period of time, the size of any area, or the scope of activities set forth in any provision hereof, such value, price, period of time, area, or scope shall be considered to be adjusted to a value, price, period of time, area, or scope that would cure such invalidity. The parties hereto agree that the covenants and obligations contained in this Agreement are severable and divisible, that none of such covenants or obligations depends on any other covenant or obligation for its enforceability, that each such covenant and obligation constitutes an enforceable obligation, that each such covenant and obligation shall be construed as an agreement independent of any other provision of this Agreement, and that the existence of any claim or cause of action by one party to this Agreement against another party to this Agreement, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by any party to this Agreement of any such covenants or obligations. This Agreement shall be construed in a manner which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law. To the extent that any provisions of this Agreement shall be determined to be invalid or unenforceable, the invalid or unenforceable portion of such provision shall be deleted from this Agreement, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. In furtherance of and not in limitation of the foregoing, it is expressly agreed that should the duration of or geographic extent of, or business activities covered by, the non-competition agreement contained in Section 1 be determined to be in excess of that which is valid or enforceable under applicable law, then such provision shall be construed to cover only that duration, extent or activities which may validly or enforceably covered.

7. Applicable Law. This Agreement shall be governed by the internal laws of the State in which the Property is located without regard to the principles of conflicts of laws. If this Agreement is found to be unenforceable against one or more of the parties hereto, it shall nevertheless remain enforceable against the remaining parties hereto.

8. Entire Agreement; Modifications. This Agreement embodies and constitutes the entire understanding between the parties with respect to the scope of the non-competition arrangement described herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought.

9. Inducement. This Agreement constitutes a portion of the inducement to Sovran in connection with the Lease. All of the parties hereto expressly agree that adequate consideration supports this Agreement. All of the parties hereto agree that the covenants and agreements herein contained are reasonable in geographic and temporal scope.

10. Captions. Captions and headings in this Agreement are for convenience only, and shall not be interpreted to limit the scope or meaning of any provision hereof.

11. Interpretation. This Agreement has been thoroughly reviewed by the Trusts and the Individuals, and their counsel. This Agreement shall not be construed against Sovran despite the fact that its counsel may have prepared it.

12. Notice. All notices, requests, demands, and other communications pertaining to this Agreement shall be in writing and shall be deemed duly given and effective (a) on the day when sent by facsimile transmission, (b) e-mail or (c) on the day when delivered personally (which shall include delivery by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) addressed as follows:

BUYER:	SOVRAN ACQUISITION LIMITED
PARTNERSHIP
6467 Main Street
Buffalo, New York 14221
Attention: Sandra L. Herberger
Fax: (716) 630-5120
E-mail: sherberger@sovranss.com

With a Copy to:	JOHN A. PAPPANO, ESQ.
Phillips Lytle LLP
3400 HSBC Center
Buffalo, New York 14203
Fax: (716) 852-6100
E-mail: jpappano@phillipslytle.com

THE TRUSTS AND:	C/O ARREDONDO HOLDINGS
THE INDIVIDUALS:	35 Field Point Circle
Greenwich, Connecticut 06830
Attention: Carlos A. Arredondo
Fax: (203) 661-5281
E-mail: carredon@optonline.net

With a Copy to:	MARINA RABINOVICH, ESQ.
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103
Fax: (212) 753-5044
E-mail: mrabinovich@schiffhardin.com

Notices shall be deemed effective if given by the parties’ counsel.

13. Enforcement. Any failure on the part of any party to this Agreement to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provisions as to future violations thereof nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties hereto are cumulative and the waiver by a party of a single remedy shall not constitute a waiver by any such party of its right to assert all other legal and/or equitable remedies available hereunder, or under law or equity.

14. Delegation. The Trusts and the Individuals may not delegate or assign any of their obligations set forth in this Agreement without the prior written consent of Sovran, and any such delegation or assignment is void. This Agreement shall be binding on the respective heirs, distributees, personal representatives, successors and assigns of the parties hereto, and shall inure to the benefit of, and be enforceable by, their respective heirs, distributees, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:	SOVRAN HOLDINGS, INC., its general partner

By:
	Name:	Date
Title:

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE

By:
	Name:	Date
Title:

TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO

By:
	Name:	Date
Title:

TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO

By:
	Name:	Date
Title:

TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO

By:
	Name:	Date
Title:

TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO

By:
Name:	Date
Title:

TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO

By:
Name:	Date
Title:

TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

By:
Name:	Date
Title:

Elena I. Arredondo	Date

Fabiola R. Arredondo	Date

Marisa V. Arredondo	Date

Carlos A. Arredondo	Date

STATE OF NEW YORK	)
) SS.:
COUNTY OF ERIE	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) SS.:
COUNTY OF	)

On the      day of              in the year 2013, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

EXHIBIT “E” TO LEASE

FORM OF LETTER TO BE DELIVERED BY CURRENT OWNER/MANAGER TO TENANTS

EXHIBIT E

Dear Customer,

As you may know, there are seventeen (17) Westy Storage Centers. Effective November 1, 2013, four (4) of these centers – that is, Danbury Milford, Hicksville and Babylon – will not be operated by Westy. These centers will be renamed as New Operator Name and will be managed by them. Your Occupancy Agreement has been assigned to New Operator Name effective November 1, 2013. New Operator Name is, at this time, writing you to give you details of their services.

New Operator Name has agreed that they will not increase your rent for two (2) years from the time you moved in or from your latest rent increase, whichever is later. There is no rent guarantee beyond that. As the new Manager does not require security deposits, we are herein returning your security deposit.

It has been a privilege servicing you and we wish you every happiness and success.

John A. Arredondo

Director of Operations

Hicksville, NY

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (the “Amendment”) is made as of the 13th day of September, 2013, by and between

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE, TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO, ELENA I. ARREDONDO, FABIOLA R. ARREDONDO, MARISA V. ARREDONDO, TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO, TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO AND TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

c/o ARREDONDO HOLDINGS, 35 Field Point Circle, Greenwich, Connecticut 06830

(hereinafter referred to collectively as “Lessor”)

and

SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership

6467 Main Street, Buffalo, New York 14221

(hereinafter referred to as “Lessee”)

W I T N E S S E T H:

WHEREAS, Lessor and Lessee, entered into that certain Lease dated as of August 7, 2013 (the “Lease”) for the premises known as 65 West John Street, Hicksville, New York 11801 (the “Premises”) as more particularly described in the Lease;

WHEREAS, the parties desire to modify the terms of the Lease as hereinafter described. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Lease.

NOW, THEREFORE, for good and valuable consideration, receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Schedule A to Exhibit B of the Lease is hereby amended by replacing it with Exhibit 1 attached hereto.

2. The Contracts that are to be assigned to Lessee and assumed by Lessee are set forth on Exhibit 2 attached hereto.

3. The Inspection Period is hereby extended through 6:00 p.m. Eastern Time on September 27, 2013.

4. To the extent that the Survey includes an “as surveyed” metes and bounds legal description or descriptions prepared by Lessee’s surveyor, such “as surveyed” legal description or descriptions shall be deemed to be included in the Lease, and shall be included in the Memorandum of Lease, in all circumstances without any representation or warranty as to completeness or accuracy thereof from Lessor, as descriptions of the Premises along with the record legal description of the Premises that is currently attached to the Lease as Exhibit A.

5. The following are Must Cure Obligations, and will be paid, satisfied and terminated of record with respect to the Premises upon Lessor’s acquisition of the Premises (and same not being raised as an exception to title shall be deemed Lessor’s compliance):

(a) Absolute Assignment of Lessor’s Interest in Leases and Rents made by Hicksville Project, LLC to Wachovia Bank, National Association dated October 29, 2002 and recorded on September 10, 2003 in Liber 24910, mp 315.

(b) Collateral Assignment of Leases and Rentals made by Port Chester Project, L.L.C. and Hicksville Project, LLC to Newalliance Bank dated January 22, 2010 and recorded on May 26, 2010 in Liber 34863, mp 871.

(c) UCC Financing Statement No. UC10000665 filed on February 23, 2010; Debtor: Port Chester Project, L.L.C. and Hicksville Project, LLC, Secured Party: Newalliance Bank.

(d) Mortgage made by Port Chester Project, L.L.C. to First Union Bank of Connecticut dated January 10, 1996 and recorded on January 18, 1996 in Liber 21261, page 1 (“Mortgage 1”).

(e) Mortgage made by Port Chester Project, L.L.C. to Wachovia Bank, National Association dated October 29, 2002 and recorded on March 3, 2003 in Control #430490149 (Westchester County) and recorded on September 10, 2003 in Liber 24910, mp 281 (Nassau County) (“Mortgage 2”).

(f) Loan Assumption Agreement made between Hicksville Project, LLC, Port Chester Project, L.L.C. and Wachovia Bank, National Associated dated October 29, 2002 and recorded on March 3, 2003 in Control #430490226 (Westchester County) and recorded on May 26, 2010 in Liber 34863, mp 835 (Nassau County).

(g) Modification, Consolidation, Security and Spreader Agreement made between Port Chester Project, L.L.C. and Hicksville Project, LLC and Wachovia Bank, National Association (successor in interest to First Union Bank of Connecticut) dated October 29, 2002 and recorded on March 3, 2003 in Control #430490220 (Westchester County) and recorded on September 10, 2003 in Liber 24910, mp 296 (Nassau County).

(h) Assignment of Mortgage 1 and Mortgage 2, as consolidated, assigned by Wachovia Bank, N.A. to Newalliance Bank by assignment of mortgage dated January 21, 2010 and recorded on May 26, 2010 in Liber 34863, mp 829 (Nassau County) and recorded on April 21, 2010 in Control #500273544 (Westchester County).

(i) Amended and Restated Mortgage, Assignment of Leases and Security Agreement made between Port Chester Project, L.L.C. and Hicksville Project, LLC and Newalliance Bank dated January 22, 2010 and recorded on May 26, 2010 in Liber 34863, mp 847 (Nassau County) and recorded on April 21, 2010 in Control #500323194 (Westchester County).

6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument. Except as specifically modified and amended by this Amendment, there are no other changes or modifications to the Lease and all of the terms, covenants and conditions of the Lease, as modified and amended by this Amendment, are hereby ratified and confirmed and shall continue to be and remain in full force and effect.

[SEE NEXT PAGE FOR SIGNATURES]

Hicksville, NY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By: SOVRAN HOLDINGS, INC., general partner

By:	/S/ Paul T. Powell
	Name:	Paul T. Powell
	Title:	Executive Vice President of Real Estate Investment

By:	/S/ Michael Rogers
	Name:	Michael Rogers
	Title:	Vice President - Real Estate Operations

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE

By:	/S/ Carlos A. Arredondo
	Name:	Carlos A. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee

/S/ Elena I. Arredondo
Elena I. Arredondo

/S/ Fabiola R. Arredondo
Fabiola R. Arredondo

/S/ Marisa V. Arredondo
Marisa V. Arredondo

TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee

Hicksville, NY

Exhibit 1

SCHEDULE A TO PURCHASE AGREEMENT

DESCRIPTION OF REAL ESTATE

AND ALLOCATION OF PRICE

Property	Total	Real Property	Non-Compete	Goodwill

Westy Self Storage – Hicksville	$32,950,000	$23,060,000	$5,000	$9,885,000
65 West John Street Hicksville, New York 11801 129,460± rentable square feet of indoor self storage space

The Property is legally described and/or depicted in attached Schedule “A-1”. PURCHASER, however, shall have the right to review and approve the attached legal descriptions following PURCHASER’s receipt of the updated title commitment and updated survey.

Exhibit 2

CONTRACTS

Comprehensive Facilities Services Agreement dated January 1, 2013 by and between Hughes Environmental Engineering and Arredondo & Company, with respect to the Premises and the Milford, Farmingdale, and Danbury properties, only.

Agreement dated January 1, 2008 by and between Arredondo & Co. LLC (D.B.A.) Westy Self Storage and ThyssenKrupp Elevator Corporation, with respect to the Premises and the Milford, Farmingdale, and Danbury properties, only.

Planned Lighting Maintenance Agreement dated January 1, 2013 by and between Efficient Lighting Maintenance Inc. and Westy Self Storage/Arredondo & Co. LLC, with respect to the Premises and the Milford, Farmingdale, and Danbury properties, only.

Music Service Agreement dated January 1, 2007, by and between Westy’s Storage and Muzak LLC, with respect to the Premises and the Milford, Farmingdale, and Danbury properties, only.

Generator Maintenance Service Agreement dated December 28, 2012, by and between Power Performance Industries “P.P.I.” and Arredondo & Co. LLC d/b/a Westy’s, with respect to the Premises and the Farmingdale property only.

Inspection & Maintenance Service Agreement dated January 18, 2013, by and between Westy’s New York, Inc. and Nations Roof.

Inspection and Service Agreement dated May 16, 2013, by and between Red Hawk Fire & Security and Westys Storage Center.

Service Agreement dated September 7, 2013, by and between Eagle Sanitation, Inc. and Westy Self Storage.

Service Contract dated March 25, 2013, by and between Greenwood Landscape Construction Corp. and Westy Storage Centers [irrigation].

Service Contract dated March 25, 2013, by and between Greenwood Landscape Construction Corp. and Westy Storage Centers [landscaping maintenance].

Service Agreement dated April 3, 2009, by and between Fire Systems, Inc. and Westy Storage Center [fire alarm].

Service Agreement dated April 3, 2009, by and between Fire Systems, Inc. and Westy Storage Center [security system].

Service Agreement dated April 3, 2009, by and between Fire Systems, Inc. and Westy Storage Center [opening and closing reports].

Service Agreement dated June 18, 2012, by and between Optimum Lightpath and Arredondo & Co LLC / DBA Westy Storage Ctr.

SECOND AMENDMENT OF LEASE

THIS SECOND AMENDMENT OF LEASE (the “Amendment”) is made as of the 27th day of September, 2013, by and between

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE, TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO, TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO, ELENA I. ARREDONDO, FABIOLA R. ARREDONDO, MARISA V. ARREDONDO, TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO, TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO AND TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

c/o ARREDONDO HOLDINGS, 35 Field Point Circle, Greenwich, Connecticut 06830

(hereinafter referred to collectively as “Lessor”)

and

SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership

6467 Main Street, Buffalo, New York 14221

(hereinafter referred to as “Lessee”)

W I T N E S S E T H:

WHEREAS, Lessor and Lessee, entered into that certain Lease dated as of August 7, 2013 (the “Original Lease”), as amended by that certain First Amendment of Lease dated as of September 13, 2013 (the “First Amendment”, and together with the Original Lease, the “Lease”) for the premises known as 65 West John Street, Hicksville, New York 11801 (the “Premises”) as more particularly described in the Lease;

WHEREAS, the parties desire to modify the terms of the Lease as hereinafter described. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Original Lease.

NOW, THEREFORE, for good and valuable consideration, receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Notwithstanding anything to the contrary set forth in Section 5.4 (iii)(y) and 5.6 of the Original Lease, Lessor and Lessee hereby agree that Lessor and/or Lessee will execute any customary and reasonable IDA Documents provided that such IDA Documents will not (a) transfer Lessor’s fee title to the IDA or (b) encumber Lessor’s title to the Premises in such a way that would negatively affect the marketability of title to the Premises other than a sublease and sub-sublease arrangements with the IDA; such sublease and sub-sublease to be automatically subordinate to the Lease and to provide for automatic termination of such sublease and sub-

sublease in the event of termination of the Lease. Lessee has advised Lessor that in order to obtain financial assistance from IDA, Lessee will have to post with the IDA a letter of credit in the amount of $650,000, or such other amount as required by the IDA, as collateral for its obligations in connection with the PILOT. Lessor and Lessee hereby agree that provided Lessee is required to post such letter of credit as collateral, Lessor shall pay to Lessee on or prior to the Commencement Date an amount equal to the cost of maintaining such letter of credit for the period from the Commencement Date through September 2, 2016 (the “L/C Cost”), but in no event shall Lessor be obligated to pay more than $19,000 in total, and if the L/C Cost is greater than $19,000, Lessee shall pay the excess L/C Cost above $19,000. Lessee agrees to use its best efforts to minimize the L/C Cost.

2. Section (h) of paragraph 5.5 of the Lease is hereby revised in its entirety to read as follows: “(h) following an update of the status of title through the Commencement Date, Lessee having obtained a leasehold title insurance policy, and the IDA having obtained a leasehold title insurance policy, such policy being effective and paid for by Lessee as of the Commencement Date without any additional liens, encumbrances or exceptions beyond what was disclosed in the initial commitments of title issued to Lessee and the IDA”

3. Lessee hereby waives the contingency set forth in Section 5.4 (ii) of the Original Lease with respect to this Lease and the other three (3) leases referred to in Section 1.2 of the Original Lease.

4. Notwithstanding anything to the contrary set forth in the First Amendment, Lessor and Lessee hereby agree that Lessee’s obligation to assume the Contracts with (i) Imperial Commercial Cleaning, Inc. (originally All Maintenance, Inc.), (ii) Muzak LLC, and (iii) Thysen Krupp Elevator Corporation shall be contingent on these vendors agreeing that Lessee may assume the obligations under the respective Contracts only with respect to the Premises and the other three leases referenced in Section 1.2 of the Original Lease.

6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument. Except as specifically modified and amended by this Amendment, there are no other changes or modifications to the Lease and all of the terms, covenants and conditions of the Lease, as modified and amended by this Amendment, are hereby ratified and confirmed and shall continue to be and remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By: SOVRAN HOLDINGS, INC., general partner

By:	/S/ Paul T. Powell
	Name:	Paul T. Powell
	Title:	Executive Vice President of Real Estate Investment

By:	/S/ Michael Rogers
	Name:	Michael Rogers
	Title:	Vice President - Real Estate Operations

THE 2000 TRUST FOR THE GRANDCHILDREN OF CARLOS A. ARREDONDO AND MARI V. ARREDONDO, CARLOS A. ARREDONDO, TRUSTEE

By:	/S/ Carlos A. Arredondo
	Name:	Carlos A. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF FABIOLA RAQUEL ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF ELENA ISABEL ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST FOR THE BENEFIT OF THE CHILDREN OF MARISA VARA ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee

/S/ Elena I. Arredondo
Elena I. Arredondo

/S/ Fabiola R. Arredondo
Fabiola R. Arredondo

/S/ Marisa V. Arredondo
Marisa V. Arredondo

TRUST “B” FOR THE GRANDCHILDREN OF FABIOLA R. ARREDONDO

By:	/S/ Fabiola R. Arredondo
	Name:	Fabiola R. Arredondo
	Title:	Trustee

TRUST “C” FOR THE GRANDCHILDREN OF ELENA I. ARREDONDO

By:	/S/ Elena I. Arredondo
	Name:	Elena I. Arredondo
	Title:	Trustee

TRUST “D” FOR THE GRANDCHILDREN OF MARISA V. ARREDONDO

By:	/S/ Marisa V. Arredondo
	Name:	Marisa V. Arredondo
	Title:	Trustee